485brep.rev
Blazzard, Grodd & Hasenauer, P.C.
943 Post Road East
Westport, CT 06880
(203) 226-7866


April 22, 1997

VIA EDGAR

Securities and Exchange Commission
Division of Investment Management
Office of Insurance Products
450 Fifth Street, N.W.
Washington, DC 20549

Re:   Manning & Napier Insurance Fund, Inc.
      Post-Effective Amendment No. 2 to Form N-1A
      File Nos. 33-64667 and 811-07439

Dear Sir/Madam:

We  have  reviewed  Post-Effective  Amendment  No.  2 for the above-referenced
Registrant.   After review of such Post-Effective Amendment, we have concluded that the changes made to the Prospectus and Statement of Additional Information are non-material.

Therefore, we hereby represent that the amendment does not contain disclosure which would render it ineligible to become effective pursuant to paragraph (b) of Rule 485.

Sincerely,

BLAZZARD, GRODD & HASENAUER, P.C.



By: /S/ RAYMOND A. O'HARA III
    ____________________________________
    Raymond A. O'Hara III




                                                    Registration Nos. 33_64667
                                                                     811_07439
==============================================================================
                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549
                             ____________________

                                  FORM N_1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933               [ ]
          Post_Effective Amendment No.  2                          [X]

and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           [ ]
Amendment No.  3                                [X]

                      (Check appropriate box or boxes.)

                    MANNING & NAPIER INSURANCE FUND, INC.
              _________________________________________________
              (Exact name of registrant as specified in charter)

                         1100 Chase Square
                     Rochester, New York 14604
            ___________________________________________________
          (Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, Including Area Code   (716) 325-6880

                              B. Reuben Auspitz
                  c/o Manning & Napier Insurance Fund, Inc.
                              1100 Chase Square
                             Rochester, NY 14604

                   (Name and Address of Agent For Service)

                                  Copies to:

                         Judith A. Hasenauer, Esq.
                    Blazzard, Grodd & Hasenauer, P.C.
                                   P.O. Box 5108
                              Westport, CT  06881
                                (203) 226_7866

   It is proposed that this filing will become effective on May 1, 1997 pursuant to paragraph (b) of Rule 485.

Registrants Rule 24f-2 Notice for its fiscal year ended December 31, 1996 was filed on February 21, 1997.


=============================================================================



               MANNING & NAPIER INSURANCE FUND, INC.


           CROSS REFERENCE SHEET
        (as required by Rule 404(c))

                   PART A
N_1A
Location

Cover Page

Summary

Financial Highlights

Cover Page; The Fund;
Risk and Investment
Objectives; Appendix

Management

Sales and Redemptions;
Net Asset Value; Tax
Status, Dividends, and
Distributions; General
Information

The Fund; Net Asset
Value; Sales and
Redemptions

Sales and Redemptions;
Net Asset Value

Not Applicable

                  PART B

Cover Page

Cover Page

Not Applicable

Investment Objectives,
Policies and Restrictions
of the Fund;
Risk and Investment
Policies; Principal
Investment Restrictions;
Risks and Additional
Information about
Investment Policies;

       (as required by Rule 404(c))

N_1A
Location

Management

Control Persons and Principal Holders
Management

Investment Advisory and Other
Management; Custodian

Management
(Portfolio Transactions and Brokerage)


Redemption of Shares;
Net Asset Value; Taxes;
Dividends and
Distributions; Organiza_
tion and Capitalization

Purchase, Redemption and Pricing of
Net Asset Value;
Redemption of Shares

Taxes; Dividends and
Distributions

Not Applicable

Calculations of Yield Quotations of
Not Applicable

Financial Statements


                                    PART C

Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C of the Registration Statement.










                    MANNING & NAPIER INSURANCE FUND, INC.
                              1100 CHASE SQUARE
                          ROCHESTER, NEW YORK 14604
                                1-800-466-3863

Manning & Napier Insurance Fund, Inc. (the "Fund"), is an open-end management investment company that offers separate series, each a separate investment portfolio having its own investment objective and policies. This Prospectus relates to the six series of the Fund described below (the "Portfolios"). Manning & Napier Advisors, Inc. (the "Advisor") acts as investment advisor to the Fund. Shares of the Fund are offered to life insurance companies ("Life Companies") for allocation to certain of their variable separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies ("Variable Contracts"). The Portfolios and their respective investment objectives are as follows:

MANNING & NAPIER MODERATE GROWTH PORTFOLIO - seeks with equal emphasis long-term growth and preservation of capital.

MANNING & NAPIER GROWTH PORTFOLIO - seeks long-term growth of capital. The secondary objective is the preservation of capital.

MANNING & NAPIER MAXIMUM HORIZON PORTFOLIO - seeks to achieve the high level of long-term capital growth typically associated with the stock market.

MANNING & NAPIER SMALL CAP PORTFOLIO - seeks to achieve long-term growth of capital by investing principally in the equity securities of small issuers.

MANNING & NAPIER EQUITY PORTFOLIO - seeks long-term growth of capital.

MANNING & NAPIER BOND PORTFOLIO - seeks to maximize total return in the form of both income and capital appreciation by investing in fixed income securities without regard to maturity.

This Prospectus provides you with the basic information you should know before investing in the Fund. You should read this Prospectus and keep it for future
reference.  A Statement of Additional Information, dated    May 1, 1997    ,
containing additional information about the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference in this Prospectus in its entirety. You may obtain a copy of the Statement of Additional Information without charge by contacting the Fund at the address or telephone number listed above.

INVESTMENTS IN THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. SHARES OF THE FUND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENTAL AGENCY. AN INVESTMENT IN THE FUND IS SUBJECT TO RISK THAT MAY CAUSE THE VALUE OF THE INVESTMENT TO FLUCTUATE, AND WHEN THE INVESTMENT IS REDEEMED, THE VALUE MAY BE HIGHER OR LOWER THAN THE AMOUNT ORIGINALLY INVESTED BY THE INVESTOR.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



The purchaser of a Variable Contract should read this Prospectus in conjunction with the prospectus for his or her Variable Contract.

             The date of this Prospectus is    May 1, 1997




TABLE OF CONTENTS


                                                                          PAGE


SUMMARY

RISK AND INVESTMENT OBJECTIVES                                                   1

RISKS AND ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES                       6

PRINCIPAL INVESTMENT RESTRICTIONS                                               13

MANAGEMENT                                                                      14

SALES AND REDEMPTIONS                                                           15

NET ASSET VALUE                                                                 16

PERFORMANCE INFORMATION                                                         17

TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS                                        18

GENERAL INFORMATION                                                             18

APPENDIX                                                                        20




FINANCIAL HIGHLIGHTS

The following tables provide selected per share data and ratios for the Bond Portfolio, Equity Portfolio, Small Cap Portfolio, Moderate Growth Portfolio, Growth Portfolio, and Maximum Horizon Portfolio (for a share outstanding throughout the period for the period November 1, 1996 (commencement of operations) to December 31, 1996). The table is part of the Funds' financial statements, which are included in the Statement of Additional Information incorporated by reference into this Prospectus.





                                                                               MANNING & NAPIER INSURANCE FUND, INC.
                                                                              ---------------------------------------

                                                                                               Bond                      Equity
                                                                                             Portfolio                  Portfolio

Per share data (for a share outstanding
throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD                                        $                                10.00   $    10.00

Income from investment operations:
   Net investment income                                                                                       0.062        0.047
   Net realized and unrealized gain (loss)
      on investments                                                                                          (0.122)       0.513

Total from investment operations                                                                              (0.060)       0.560

NET ASSET VALUE - END OF PERIOD                                               $                                 9.94   $    10.56

Total return: 1                                                                                               (0.60%)        5.60%

Ratios of expenses (to average net
   assets) / Supplemental Data*:
    Expenses 2                                                                                                  0.85%        1.20%
    Net investment income 2                                                                                     3.92%        2.84%

Portfolio turnover                                                                                                 0%          29%

Average commision rate paid                                                                                       --   $   0.0061

NET ASSETS - END OF PERIOD                                                    $                              125,875   $  136,267

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.  If these expenses had been incurred by the Fund, expenses would have been limited by state securities law and the net investment income per share and the ratios would have been as follows:

Net Investment Income                                                         $                                0.036   $    0.025
Ratios (to average net assets):
   Expenses 2                                                                                                   2.50%        2.50%
   Net investment income 2                                                                                      2.27%        1.54%

1  Total return represents aggregate total return for the period indicated.
2  Annualized.







                                                                                            Moderate                   Maximum
                                                                               Small Cap     Growth       Growth       Horizon
                                                                               Portfolio    Portfolio    Portfolio    Portfolio

Per share data (for a share outstanding
throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD                                        $    10.00   $    10.00   $    10.00   $    10.00

Income from investment operations:
   Net investment income                                                           0.009        0.065        0.050        0.023
   Net realized and unrealized gain (loss)
      on investments                                                               0.711        0.045        0.200        0.417

Total from investment operations                                                   0.720        0.110        0.250        0.440

NET ASSET VALUE - END OF PERIOD                                               $    10.72   $    10.11   $    10.25   $    10.44

Total return: 1                                                                     7.20%        1.10%        2.50%        4.40%

Ratios of expenses (to average net
   assets) / Supplemental Data*:
    Expenses 2                                                                      1.20%        1.20%        1.20%        1.20%
    Net investment income 2                                                         0.55%        4.08%        3.11%        1.43%

Portfolio turnover                                                                     9%           0%           3%           4%

Average commision rate paid                                                   $   0.0356   $   0.0700   $   0.0696   $   0.0691

NET ASSETS - END OF PERIOD                                                    $  138,374   $  128,104   $  129,874   $  132,216

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.  If these expenses had been incurred by the Fund, expenses would have been limited by state securities law and the net investment income per share and the ratios would have been as follows:

Net Investment Income                                                            ($0.012)  $    0.044   $    0.029   $    0.002
Ratios (to average net assets):
   Expenses 2                                                                       2.50%        2.50%        2.50%        2.50%
   Net investment income 2                                                        (0.75%)        2.78%        1.81%        0.13%

1  Total return represents aggregate total return for the period indicated.
2  Annualized.



                                   SUMMARY

THE FUND

The Fund is an open-end management investment company incorporated under the laws of the State of Maryland on November 1, 1995. The Fund offers separate series of units of beneficial interest ("shares"). The Fund is currently comprised of six separate Portfolios: Manning & Napier Moderate Growth Portfolio; Manning & Napier Growth Portfolio; Manning & Napier Maximum Horizon Portfolio; Manning & Napier Small Cap Portfolio; Manning & Napier Equity Portfolio; and Manning & Napier Bond Portfolio. The Directors may provide for additional Portfolios from time to time. Each Portfolio offers a separate class of shares.

                        RISK AND INVESTMENT OBJECTIVES

Each Portfolio of the Fund has a different investment objective which it pursues through separate investment policies as described below. The risks and opportunities of each Portfolio should be examined separately. The differences in objectives and policies among the Portfolios can be expected to affect the return of each Portfolio and the degree of market and financial risk of each Portfolio.

MANNING & NAPIER MODERATE GROWTH PORTFOLIO

The investment objective of the Manning & Napier Moderate Growth Portfolio (the "Moderate Growth Portfolio") is to seek with equal emphasis long-term growth and preservation of capital. From time to time, the Advisor will vary the proportions invested in common stocks, income-producing securities (e.g., debt securities and preferred stock) or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness in light of market and economic conditions. Because the Moderate Growth Portfolio's investments fluctuate in value, the Portfolio's shares will fluctuate in value. The Advisor seeks to reduce the risk of negative returns while seeking to obtain capital growth when it believes valuations and market conditions are favorable. In this process the Advisor will work to try to dampen the year-to-year swings in the market value in order to generate a more stable rate of growth for this Portfolio relative to an investment in the general stock market. There is no assurance that the Moderate Growth Portfolio will attain its objective.

In pursuit of its investment objective, the Portfolio may invest in a wide variety of equity and debt securities. Equity securities consist of common stocks, securities convertible thereto, and warrants. The Portfolio does not intend to invest more than 5% of the value of its total net assets in warrants. The principal factor in selecting convertible bonds will be the potential opportunity to benefit from movement in the stock price. There will be no minimum rating standards for debt aspects of such securities. Convertible bonds purchased by the Portfolio may be subject to the risk of
being  called by the issuer.    However, the Portfolio would not buy bonds if
they were in default as to payment of principal or interest.<R/>

The debt securities in which the Portfolio may invest consist of corporate debt securities, mortgage-backed securities and obligations issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. The Portfolio may invest in such securities
      regard to term or rating and may, from time to time, invest up to 20%
of its assets in corporate debt securities rated below investment grade, i.e., rated lower than BBB by Standard & Poor's Ratings Group ("S&P") or Baa by Moody's Investors Service, Inc. ("Moody's"), or unrated securities of comparable quality as determined by the Advisor. These securities are commonly known as "junk bonds". Ratings of corporate bonds including lower rated bonds are included in the Appendix. See "Risks and Additional Information about Investment Policies - High Yield Debt Securities".

MANNING & NAPIER GROWTH PORTFOLIO

The primary investment objective of the Manning & Napier Growth Portfolio (the "Growth Portfolio") is to provide long term growth of capital. The secondary objective of the Growth Portfolio is the preservation of capital. From time to time, the Advisor will vary the proportions invested in common stocks, income-producing securities (e.g., debt securities and preferred stock) or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness in light of market and economic conditions. Because the Growth Portfolio's investments fluctuate in value, the Portfolio shares will fluctuate in value. In pursuit of its primary objective, the Growth Portfolio will often invest more than 50% in common stocks, and securities convertible into common stocks, of companies the Advisor believes have long-term growth potential. However, in light of the secondary objective of the Growth Portfolio, it may, even under normal circumstances, invest a substantial portion of its assets in certain debt securities, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities afford less opportunity for growth than common stocks but they entail less risk of loss and may also offer some opportunity for growth of capital as well as for income and relative stability. There is no assurance that the Growth Portfolio will attain its objective.

In pursuit of its investment objective, the Growth Portfolio may invest in a wide variety of equity and debt securities. Equity securities consist of common stocks, securities convertible thereto, and warrants. The Portfolio does not intend to invest more than 5% of the value of its total net assets in warrants. The principal factor in selecting convertible bonds will be the potential opportunity to benefit from movement in the stock price. There will be no minimum rating standards for debt aspects of such securities. Convertible bonds purchased by the Portfolio may be subject to the risk of being called by the issuer.

   However, the Portfolio would not buy bonds if they were in default as to payment of principal or interest.

The debt securities in which the Portfolio may invest consist of corporate debt securities, mortgage-backed securities and obligations issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. The Portfolio may invest in such securities without regard to term or rating and may, from time to time, invest up to 20% of its assets in corporate debt securities rated below investment grade, i.e., rated lower than BBB by S&P or Baa by Moody's, or unrated securities of comparable quality as determined by the Advisor. These securities are commonly known as "junk bonds". Ratings of corporate bonds including lower rated bonds are included in the Appendix. See "Risks and Additional Information about Investment Policies - High Yield Debt Securities".

MANNING & NAPIER MAXIMUM HORIZON PORTFOLIO

The primary objective of the Manning & Napier Maximum Horizon Portfolio (the
      Horizon Portfolio") is to achieve the high level of long-term capital growth typically associated with the stock market. The Advisor will normally concentrate the investments of the Portfolio in common stocks, but may also utilize income-producing securities (e.g., debt securities and preferred stock) or cash (including foreign currency) and cash equivalents depending on its view of their relative attractiveness in light of market and economic conditions. Because the Maximum Horizon Portfolio's investments fluctuate in value, the shares of the Portfolio will also fluctuate in value. There is no assurance that the Maximum Horizon Portfolio will attain its objective.

In pursuit of its investment objective, the Maximum Horizon Portfolio may invest in a wide variety of equity and debt securities. Equity securities consist of common stocks, securities convertible thereto, and warrants. The Portfolio does not intend to invest more than 5% of the value of its total net assets in warrants. The Portfolio may purchase convertible securities when the Advisor believes the securities will provide preservation of capital as a result of their fixed income characteristics and have the potential to provide long-term growth due to their equity conversion feature. There will be no minimum rating standards for the debt aspects of such securities. Convertible bonds purchased by the Portfolio may be subject to the risk of being called by
the  issuer.     However,  the  Portfolio would not buy bonds if they were in default as to payment of principal or interest.

The debt securities in which the Portfolio may invest consist of corporate debt securities, mortgage-backed securities and obligations issued or guaranteed as to payment of principal and interest by the U.S. Government or its agencies or instrumentalities. The Portfolio may invest in such securities without regard to term or rating and may, from time to time, invest up to 20% of its assets in corporate debt securities rated below investment grade, i.e., rated lower than BBB by S&P or Baa by Moody's, or unrated securities of comparable quality as determined by the Advisor. These securities are commonly known as "junk bonds". Ratings of corporate bonds including lower rated bonds are included in the Appendix. See "Risks and Additional Information about Investment Policies - High Yield Debt Securities".

MANNING & NAPIER SMALL CAP PORTFOLIO

The investment objective of the Manning & Napier Small Cap Portfolio (the "Small Cap Portfolio") is to provide long-term growth of capital. The Portfolio seeks to achieve its investment objective by investing principally in equity securities of small issuers. In general, a small issuer is one which has a market capitalization of less than $700 million, or less than the median market capitalization of the S&P Midcap Index (the median market
capitalization  of  the  S&P  Midcap Index as of the close on    December 31,
1996      was  approximately    $1,415.4     million), whichever is greater
at the time of investment. The Portfolio will, under normal circumstances, have at least 65% of the value of its total net assets invested in such securities; the balance, if any, will be invested in equity securities of other than small issuers considered appropriate by the Advisor. Current income is not a factor in pursuing the Small Cap Portfolio's objective. There is no assurance that the Small Cap Portfolio will attain its objective.

The Portfolio will attempt to achieve its objective by investing primarily in equity securities as described below. Equity securities consist of common stocks and other securities having some of the characteristics of common stocks, such as convertible preferred stocks, convertible bonds and warrants. The Portfolio does not intend to invest more than 5% of the value of its total
      assets in warrants. The principal factor in selecting convertible bonds will be the potential opportunity to benefit from movement in the stock price. There will be no minimum rating standards for debt aspects of such securities. Convertible bonds purchased by the Portfolio may be subject to the risk of being called by the issuer. However, the Portfolio would not buy bonds if they were in default as to payment of principal or interest.

Investing in the equity securities of small companies involves greater risk than investing in such securities of larger companies, because the equity securities of small companies may have less marketability and may be subject to more abrupt or erratic market movements than the equity securities of
larger  companies.     The  debt securities in which the Portfolio may invest
consist of corporate debt securities, mortgage-backed securities and obligations issued or guaranteed as to payment of principal and interest by
the  U.S.  Government or its agencies or instrumentalities.     The Portfolio
may invest in such securities without regard to term or rating and may, from time to time, invest up to 20% of its assets in corporate debt securities rated below investment grade, i.e., rated lower than BBB by S&P or Baa by Moody's, or unrated securities of comparable quality as determined by the Advisor. These securities are commonly known as "junk bonds". Ratings of corporate bonds including lower rated bonds are included in the Appendix. See "Risks and Additional Information about Investment Policies - High Yield Debt Securities".

MANNING & NAPIER EQUITY PORTFOLIO

The investment objective of the Manning & Napier Equity Portfolio (the "Equity Portfolio") is long-term growth of capital. The Advisor will, under normal circumstances, seek to increase shareholders' capital by investing principally in common stocks of domestic and foreign issuers. The Portfolio will seek investment opportunities principally in common stocks of domestic and foreign issuers which the Advisor believes have the potential for above average and predictable earnings growth or where the Advisor believes the investment is under-valued for either company-specific, industry-specific, or macro-economic reasons. Under normal circumstances, the Portfolio will seek to have a
minimum  of  90% of its assets invested in equity securities.    However, the
Portfolio  would  not  buy  bonds  if  they  were  in default as to payment of
principal  or  interest.      There is no assurance that the Equity Portfolio
will attain its objective.


The Portfolio's investment program involves greater risks and share price volatility than programs that invest in more conservative securities. Further, the Portfolio does not follow a policy of active trading for short-term profits. Therefore, the Portfolio may be more appropriate for investors with a
longer-range  perspective.     The debt securities in which the Portfolio may
invest consist of corporate debt securities, mortgage-backed securities and obligations issued or guaranteed as to payment of principal and interest by
the  U.S.  Government or its agencies or instrumentalities.     The Portfolio
may invest in such securities without regard to term or rating and may, from time to time, invest up to 20% of its assets in corporate debt securities rated below investment grade, i.e., rated lower than BBB by S&P or Baa by Moody's, or unrated securities of comparable quality as determined by the Advisor. These securities are commonly known as "junk bonds". Ratings of corporate bonds including lower rated bonds are included in the Appendix. See "Risks and Additional Information about Investment Policies - High Yield Debt Securities".
      & NAPIER BOND PORTFOLIO

The primary objective of the Manning & Napier Bond Portfolio (the "Bond Portfolio") is to maximize total return in the form of income and capital appreciation consistent with the preservation of capital by investing in fixed income securities without regard to maturity. The Bond Portfolio will, under normal circumstances, have at least 65% of the value of its total assets invested in a diversified portfolio consisting of the following U.S. dollar-denominated fixed income securities: non-convertible corporate debt securities, mortgage backed securities and government obligations. Any remaining assets in the Bond Portfolio may be held in cash or high quality "money market securities," convertible debt, preferred stock, futures
contracts, and related options.    However, the Portfolio would not buy bonds
if  they were in default as to payment of principal or interest.     There is
no assurance that the Bond Portfolio will attain its objective.

The Advisor may vary the maturities of the Bond Portfolio's securities without restriction, depending on its evaluation of interest rate trends and other factors affecting the fixed income markets. The Bond Portfolio will purchase short-term securities when the risk of negative returns is high as determined by the Advisor. Generally, the shorter the maturity of a fixed income security the lower its yield and the lower its price volatility. The Bond Portfolio will invest primarily in fixed income securities rated in the four highest rating categories (Baa or higher by Moody's or BBB or higher by S&P) but may invest up to 20% of its assets in lower-rated securities. These securities are commonly known as "junk bonds". Securities rated Baa or BBB are considered investment grade but may have speculative characteristics and changes in economic conditions or circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with more highly rated securities. See "Risks and Additional Information about Investment Policies - High Yield Debt Securities".

GENERAL

For temporary defensive purposes during periods when the Advisor determines that market conditions warrant, each Portfolio may invest up to 100% of its assets in money market instruments (including securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit, time deposits and bankers' acceptances issued by banks or savings and loan associations deemed creditworthy by the Advisor, commercial paper rated A-1 by S&P or P-1 by Moody's, repurchase agreements involving such securities and other investment companies investing solely in such securities as permitted by applicable law) and may hold a portion of its assets in cash. For a description of the above ratings, see the Appendix and the Statement of Additional Information.

In addition, the Portfolio may to varying degrees use certain techniques and strategies discussed below under "Risks and Additional Information about Investment Policies".

          RISKS AND ADDITIONAL INFORMATION ABOUT INVESTMENT POLICIES

Set forth below is further information about certain types of securities in which the Portfolios may invest, as well as information about additional types of investments and certain strategies the Portfolios may pursue. Unless otherwise noted, these policies have been voluntarily adopted by the Board of Directors based upon current circumstances and may be changed or amended by
      of the Board of Directors without prior approval of the Portfolios'
shareholders. Additional information concerning these strategies and their related risks is contained in the Statement of Additional Information.

FOREIGN SECURITIES

Each Portfolio may invest up to 25% of its assets in foreign securities which are not publicly traded in the United States. While the Bond Portfolio and the bond portion of the other Portfolios generally emphasize investments in U.S. Government securities and companies domiciled in the United States, each may invest up to 25% in foreign securities of the same types and quality as the domestic securities in which each Portfolio may invest when the anticipated performance of foreign securities is believed by the Advisor to offer more potential than domestic alternatives in keeping with the investment objectives of each Portfolio. None of the Portfolios will invest more than 25% of its assets in securities issued by any one foreign government. Each Portfolio may invest without limit in equity securities of foreign issuers that are listed on a domestic securities exchange or are represented by American Depository Receipts that are listed on a domestic securities exchange or are traded in the United States on the over-the-counter market. Foreign securities may be denominated either in U.S. dollars or foreign currencies.

Each Portfolio's restriction on investment in foreign securities is a fundamental policy that cannot be changed without the approval of a majority, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), of the outstanding voting securities of a Portfolio.

There are risks in investing in foreign securities not typically involved in domestic investing. An investment in foreign securities may be affected by changes in currency rates and in exchange control regulations. Foreign companies are frequently not subject to the accounting and financial reporting standards applicable to domestic companies, and there may be less information available about foreign issuers. There is frequently less government regulation of foreign issuers than in the United States. In addition, investments in foreign countries are subject to the possibility of expropriation or confiscatory taxation, political or social instability or diplomatic developments that could adversely affect the value of those investments. There may also be imposition of withholding taxes. Foreign financial markets may have less volume and longer settlement periods than U.S. markets which may cause liquidity problems for a Portfolio. In addition, costs associated with transactions on foreign markets are generally higher than for transactions in the U.S.

Obligations of foreign governmental entities are subject to various types of governmental support and may or may not be supported by the full faith and credit of a foreign government.

REPURCHASE AGREEMENTS

Each Portfolio may enter into repurchase agreements with respect to portfolio securities. Under the terms of a repurchase agreement, the Portfolio purchases securities ("collateral") from financial institutions such as banks and broker-dealers (the "seller") which the Advisor deems to be creditworthy, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio

The seller under a repurchase agreement is required to maintain the value of the collateral held pursuant to the agreement at not less than 100% of the repurchase price, and securities subject to repurchase agreements are held by the Portfolio's Custodian either directly or through a securities depository. Default by the seller would, however, expose the Portfolio to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. Repurchase agreements are considered to be loans by the Portfolio under the 1940 Act.

SECURITIES LENDING

Each Portfolio may seek to increase its income by lending portfolio securities. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange and to member banks of the Federal Reserve System, and will be required to be secured continuously by collateral in cash, cash equivalents or U.S. Treasury securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Advisor determines to make securities loans, the value of the securities loaned would not exceed 30% of the value of the total assets of the Portfolio.

U.S. GOVERNMENT SECURITIES

Each Portfolio may purchase securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Direct obligations of the U.S. Government include bills, notes and bonds issued by the U.S. Treasury and obligations issued or guaranteed by U.S. agencies or instrumentalities. The obligations of certain U.S. agencies (e.g., the Government National Mortgage Association) are backed by the full faith and credit of the U.S. Government or are supported by the agencies' right to borrow from the U.S. Treasury. The issues of other agencies (e.g., the Federal National Mortgage Association) are supported only by the credit of the agency.

SHORT SALES

Each Portfolio may within limits engage in short sales "against the box." A short sale is the sale of borrowed securities; a short sale against the box means that a Portfolio owns securities equivalent to those sold short. No more than 25% of the net assets (taken at current value) of a Portfolio may be held as collateral for such sales at any one time. Such short sales can be used as a hedge.

FORWARD COMMITMENTS OR PURCHASES ON A WHEN-ISSUED BASIS

Each Portfolio may enter into forward commitments or purchase securities on a when-issued basis. These securities normally are subject to settlement within 45 days of the purchase date. The interest rate realized on these securities is fixed as of the purchase date and no interest accrues to the Portfolio before settlement. These securities are subject to market fluctuation due to changes in market interest rates. Each Portfolio will enter into these arrangements with the intention of acquiring the securities in question and not for speculative purposes and will maintain a separate account with a segregated portfolio of high quality liquid debt instruments or cash in an amount at least equal to the purchase price.

MORTGAGE-BACKED SECURITIES

Each Portfolio may purchase mortgage-backed securities which represent an interest in a pool of mortgage loans. The primary government issuers or guarantors of mortgage-backed securities are the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), and the Federal Home Loan Mortgage Corporation. Mortgage-backed securities may also be issued by other U.S. and foreign government agencies and non-governmental entities which consist of collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs"). Each Portfolio may purchase CMOs that are rated in one of the top two rating categories by S&P or Moody's. The mortgages backing these securities include conventional thirty-year fixed rate mortgages, graduated payment mortgages, and adjustable rate mortgages. CMOs and REMICs backed solely by GNMA certificates or other mortgage pass-throughs issued or guaranteed by the U.S. Government or its agencies and instrumentalities may be supported by various types of insurance. However, the guarantees or insurance do not extend to the mortgage-backed securities' value, which are likely to vary inversely with fluctuations in interest rates.

Mortgage-backed securities are in most cases "pass-through" instruments, through which the holder receives a share of all interest and principal payments from the mortgages underlying the certificate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the average life or realized yield of a particular issue of pass-through certificates. During periods of declining interest rates, prepayment of mortgages underlying mortgage-backed securities can be expected to accelerate. When the mortgage obligations are prepaid, the Portfolio reinvests the prepaid amounts in securities, the yield of which reflects interest rates prevailing at the time. Moreover, prepayment of mortgages which underlie securities purchased at a premium could result in capital losses.

HIGH YIELD DEBT SECURITIES

High risk, high yield securities rated below BBB or lower by S&P or Baa or lower by Moody's are considered to have speculative characteristics and involve greater risk of default or price changes due to changes in the issuer's creditworthiness. Market prices of these securities may fluctuate more than high-rated securities, and they are difficult to price at times because they are more thinly traded and less liquid securities. Market prices may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates. Securities in the lowest rating category may be in default. For these reasons, it is each Portfolio's policy not to rely primarily on ratings issued by established credit rating agencies, but to utilize such ratings in conjunction with the Advisor's own independent and ongoing review of credit quality. In the event a security is downgraded below these ratings after purchase, the Advisor will review and take appropriate action with regard to the security. Each Portfolio will also seek to minimize risk by diversifying its holdings.

ZERO-COUPON BONDS

Debt securities in which the Portfolios may invest also include zero-coupon bonds. Zero-coupon bonds do not require the periodic payment of interest and are issued at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity at a rate of interest reflecting the market rate of the security at the time of issuance. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value than debt obligations which make regular payments of interest. Each Portfolio will accrue income on such investments for tax and accounting purposes; this income is distributable to shareholders. Each Portfolio may have to sell other securities to raise cash to satisfy this distribution requirement.

VARIABLE AND FLOATING RATE INSTRUMENTS

Certain of the obligations purchased by a Portfolio may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates which are not fixed, but which vary with changes in specified market rates or indices, such as a Federal Reserve composite index. The interest rate on these securities may be reset daily, weekly, quarterly,
or  at  some    other interval, and it     may have a floor or ceiling rate.
There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates.

HEDGING TECHNIQUES

Each Portfolio has reserved the right, subject to authorization by the Board of Directors prior to implementation, to engage in certain strategies in an attempt to hedge the Portfolio's portfolio, to reduce the overall level of risk that normally would be expected to be associated with its investments. Each Portfolio may write covered call options on common stocks, may purchase and sell (on a secured basis) put options, and may engage in closing transactions with respect to put and call options. Each Portfolio also may purchase forward foreign currency exchange contracts to hedge currency exchange rate risk. In addition, each Portfolio is authorized to purchase and sell stock index futures contracts and options on stock index futures contracts. Each Portfolio is also authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts and options on futures contracts and foreign currencies in order to protect against uncertainty in the future levels of foreign currency exchange rates. These strategies are primarily used for hedging purposes; nevertheless, there are risks associated with these strategies as described below.

OPTIONS ON SECURITIES

A call option is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the security underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise during the option term, to deliver the underlying security against payment of the exercise price. Conversely, a put option gives its purchaser, in return for a premium, the right to sell the underlying equity security at a specified price during the option term to the writer of the put option, who receives the premium. Each Portfolio will sell call options only on a "covered" basis, i.e., it will own the underlying security at all times, and will write put options only on a secured basis, i.e., it will maintain an amount equal to the exercise price in a segregated account at all times. Each Portfolio may engage in option transactions for hedging purposes and to realize a greater current return, through the receipt of premiums, than would be earned on the underlying securities alone. Options traded in the over-the-counter market will be considered illiquid unless the Fund has entered into arrangements with U.S. Government securities dealers to dispose of such options at a formula price based on a multiple of the original premium plus the amount for which the option is "in the money".

STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS

Each Portfolio, except the Bond Portfolio, may invest in stock index futures contracts and options on stock index futures contracts. A stock index futures contract is a bilateral agreement pursuant to which one party agrees to accept, and the other party agrees to make, delivery of an amount of cash equal to a specified dollar amount times the difference between the stock index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the stocks comprising the index is made. Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a long or short position in a futures contract.

FUTURES CONTRACTS

Each Portfolio may purchase and sell financial futures contracts on debt securities on a commodities exchange or board of trade for certain hedging, return enhancement and risk management purposes in accordance with applicable regulations. A financial futures contract is an agreement to purchase or sell an agreed amount of securities at a set price for delivery in the future. None of the Portfolios may purchase or sell futures contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under the Commodity Futures Trading Commission ("CFTC") rules would exceed 5% of the liquidation value of the Portfolio's total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Portfolio's portfolio. The Fund will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations under futures contracts and will set aside cash and/or liquid high grade securities in a segregated account with its custodian in the amount prescribed.

A Portfolio's successful use of futures contracts depends on the Advisor's ability to predict the direction of the market and is subject to various additional risks. The correlation between movements in the price of a futures contract and the price of the security being hedged is imperfect and there is a risk that the value of the security being hedged may increase or decrease at a greater rate than the related futures contract, resulting in losses to the Portfolio. Certain futures exchanges or boards of trade have established daily limits based on the amount of the previous day's settlement price. These daily limits may restrict the Portfolio's ability to repurchase or sell certain futures contracts on any particular day.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

A Portfolio's use of forward foreign currency contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to existing portfolio positions denominated in such currencies. A transaction hedge involves the purchase or sale of a forward contract with respect to a specific receivable or payable of the Portfolio while a position hedge relates to a specific portfolio holding. A forward foreign currency exchange contract involves an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Foreign currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Portfolio to establish a rate of exchange for a future point in time. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. Based on current legal interpretation, the Portfolios do not consider forward foreign currency exchange contracts to be commodities or commodity contracts for purposes of the Portfolios' fundamental restrictions concerning investment in commodities or commodity contracts, as set forth in the Statement of Additional Information.

CURRENCY FUTURES CONTRACTS AND OPTIONS ON CURRENCY FUTURES CONTRACTS

A currency futures contract is an agreement for the purchase or sale for future delivery of foreign currencies. A "sale" of a currency futures contract creates an obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date while a "purchase" of a currency futures contract creates an obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. Each Portfolio will only enter into futures contracts which are traded on national or foreign futures exchanges and which are standardized as to maturity date and the underlying financial instrument. Options on currency futures contracts give the purchaser the right, in return for the premium paid, to assume a long or short position in the futures contract. None of the Portfolios may purchase or sell futures contracts if immediately thereafter the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under CFTC rules would exceed 5% of the liquidation value of the Portfolio's total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Portfolio's portfolio.

FOREIGN CURRENCY OPTIONS

A call option on a foreign currency is a short-term contract pursuant to which the purchaser of the option, in return for a premium, has the right to buy the currency underlying the option at a specified price at any time during the term of the option. The writer of a call option, who receives the premium, has the obligation, upon exercise of the option during the option term, to deliver the underlying currency against payment of the exercise price. Conversely, a put option on a foreign currency gives its purchaser, in return for a premium, the right to sell the underlying currency at a specified price during the option term to the writer of the put option, who receives the premium.

RISKS ASSOCIATED WITH HEDGING STRATEGIES

There are risks associated with the hedging strategies described above, including the following: (1) the success of a hedging strategy may depend on the ability of the Advisor to predict movements in the prices of individual securities, fluctuations in domestic and foreign markets and currency exchange rates, and movements in interest rates; (2) there may be an imperfect correlation between the changes in market value of the securities held by a Portfolio and the prices of currency contracts, options, futures and options on futures; (3) there may not be a liquid secondary market for a currency contract, option, futures contract or futures option; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations, particularly requirements for qualification as a "registered investment company" under the Internal Revenue Code of 1986, as amended (the "Code"), may restrict trading in forward currency contracts, options, futures contracts and futures options.

                      PRINCIPAL INVESTMENT RESTRICTIONS

Each Portfolio is subject to certain investment restrictions which are fundamental policies that cannot be changed without the approval of the holders of a majority, as defined in the 1940 Act, of a Portfolio's outstanding shares.

Each Portfolio may borrow money, but only from a bank for temporary or emergency purposes in amounts not exceeding 10% of the Portfolio's total assets and a borrowing Portfolio will not make additional investments while borrowings greater than 5% of its total assets are outstanding.

None of the Portfolios may, with respect to 75% of its total assets, invest more than 5% of the value of its total assets at the time of investment in securities of any one issuer (other than obligations issued or guaranteed by the United States Government, its agencies or its instrumentalities). None of the Portfolios may purchase more than 10% of the outstanding voting securities of any one issuer.

None of the Portfolios may invest 25% or more of the value of its total assets in securities of issuers in any one industry (other than U.S. Government securities).

None of the Portfolios will invest more than 15% of its total net assets in securities of issuers that are restricted from being sold to the public without registration under the Securities Act of 1933 and illiquid securities, including repurchase agreements with maturities of greater than seven days.

Each Portfolio may invest its assets in securities of any other investment company (closed-end or open-end) (1) by purchase in the open market involving only customary brokers' commissions, (2) in connection with mergers, acquisitions of assets, or consolidation, or (3) as otherwise permitted by law, including the 1940 Act. Each of the Portfolios may purchase shares of closed-end investment companies that are traded on national exchanges to the extent permitted by applicable law.

None of the Portfolios may make loans, except that each Portfolio may invest in debt securities and repurchase agreements and may engage in securities lending.
      information  about  the Portfolios' investment restrictions is contained in the Statement of Additional Information.

                                  MANAGEMENT

The overall business and affairs of the Fund are managed by its Board of Directors. The Board approves all significant agreements between the Fund and persons or companies furnishing services to the Fund, including the Fund's agreements with its Investment Advisor and Custodian. The day-to-day operations of the Fund are delegated to the Fund's officers and to the Advisor, 1100 Chase Square, Rochester, New York 14604. A committee made up of investment professionals and analysts makes all the investment decisions for the Fund.

The  Advisor  acts  as  investment  advisor  to  the Fund. Mr. William Manning controls the Advisor by virtue of his ownership of the securities of the Advisor. The Advisor also is generally responsible for supervision of the overall business affairs of the Fund including supervision of service providers to the Fund and direction of the Advisor's directors, officers or employees who may be elected as officers of the Fund to serve as such.

As  of  the  date  of  this  Prospectus,  the Advisor supervised approximately
   $6.5      billion  in  assets  of clients, including both individuals and institutions. For its services to the Fund under the Investment Advisory Agreement, the Portfolios pay the Advisor the following fees, computed daily and payable monthly:






PORTFOLIO                       PER ANNUM        EXPENSE CAP


Moderate Growth Portfolio               1.00%*           1.2%
Growth Portfolio                        1.00%*           1.2%
Maximum Horizon Portfolio  1.00%*       1.00%*           1.2%
Small Cap Portfolio                                      1.2%
Equity Portfolio                        1.00%*           1.2%
Bond Portfolio                             .50%          .85%




*This fee is higher than the mean fee paid by all other mutual funds.

The Fund is responsible for its operating expenses, including: (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Directors other than those affiliated with the Advisor; (v) legal and audit expenses; (vi) fees and expenses of the Fund's Custodian, and Accounting Services Agent, if obtained for the Fund from an entity other than the Advisor; (vii) expenses incident to the issuance of its shares, including issuance on the payment of, or reinvestment of, dividends and capital gain distributions; (viii) fees and expenses incident to the registration under federal or state securities laws of the Fund or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund; (x) all other expenses incidental to holding meetings of the Fund's shareholders; (xi) dues or
      of  or  contributions  to  the  Investment  Company  Institute  or  any
successor; and (xii) such non-recurring expenses as may arise, including litigation affecting the Fund and the legal obligations with respect to which the Fund may have to indemnify its officers and Directors.

The Advisor may use its own resources to engage in activities that may promote the sale of the Fund, including payments to third-parties who provide shareholder support servicing and distribution assistance.

                            SALES AND REDEMPTIONS

The separate accounts of the Life Companies place orders to purchase and redeem shares of each Portfolio based on, among other things, the amount of premium payments to be invested and surrender and transfer requests to be effected on that day pursuant to the Variable Contracts issued by the Life Companies. Orders received by the Fund are effected on days on which the New York Stock Exchange is open for trading, at the net asset value per share next
determined  after  receipt of the order.  Orders received before    the close
of  regular  trading  on  the New York Stock Exchange, normally     4:00 p.m.
Eastern time, are effected at the respective net asset values per share determined as of 4:00 p.m. Eastern time on that day. See "Net Asset Value", below and "Determination of Net Asset Value" in the Fund's Statement of
Additional Information. Payment for redemptions will be made within three days after receipt of a redemption request in good order. No fee is charged the separate accounts of the Life Companies when they redeem Portfolio shares.
  The Fund may suspend the sale of shares at any time and may refuse any order to purchase shares.

The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for any period: (i) during which the New York Stock Exchange is closed other than for customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the Securities and Exchange Commission determines that a state of emergency exists which makes the sale of portfolio securities or the determination of net asset value not reasonably practicable; (iii) as the Securities and Exchange Commission may by order permit for the protection of the security holders of the Fund; or (iv) at any time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

Subject to each Portfolios compliance with applicable regulations, each Portfolio has reserved the right to pay the redemption price either totally or partially by a distribution in-kind of securities (instead of cash) from the Portfolios portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder received a distribution in-kind, it could incur brokerage or transaction charges when converting the securities to cash.

Manning & Napier Investor Services, Inc. acts as Distributor of the Fund shares and is located at the same address as the Advisor and the Fund. The Distributor receives no fee from the Fund and there are no additional costs to shareholders for this service. The Advisor may, from its own resources, defray or absorb costs related to distribution, including compensation of employees who are involved in distribution.

The Fund does not foresee any disadvantage to Variable Contract owners arising out of the fact that the Fund offers its shares for products offered by the
      Companies  which  may  or  may  not  be  affiliated  with  each  other.
Nevertheless, the Fund's Board of Directors intends to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one or more insurance company separate accounts might withdraw its investment in the Fund. This might force the Fund to sell portfolio securities at disadvantageous prices.

                               NET ASSET VALUE

Each Portfolio calculates the net asset value of a share by dividing the total value of its assets, less liabilities, by the number of shares outstanding.
Shares  are  valued as of    the closing time of the New York Stock Exchange,
or  in  the absence of a closing time,     4:00 p.m. Eastern time on each day
the New York Stock Exchange is open for trading.

The net asset value per share is the value of the Portfolios assets, less its liabilities, divided by the number of shares of the Portfolio outstanding. The value of each Portfolios portfolio securities will be the market value of such securities as determined based on quotes provided by a pricing service (which uses the methodology outlined in the "Net Asset Value" section of the Statement of Additional Information) approved by the Board of Directors, or, in the absence of market quotations, fair value as determined in good faith by or under the direction and control of the Board of Directors. Short-term investments which mature in less than 60 days are normally valued at amortized cost. Assets initially expressed in foreign currencies will be converted into U.S. dollars as of the exchange rates quoted by any major bank. If such quotes are not available, the exchange rates will be determined in accordance with policies established in good faith by the Board of Directors. See the Statement of Additional Information for further information.

                           PERFORMANCE INFORMATION

Performance information for each of the Portfolios may be presented from time to time in advertisements and sales literature. The Portfolios may advertise several types of performance information. These are the "yield," "average annual total return" and "aggregate total return". Each of these figures is based upon historical results and is not necessarily representative of the future performance of any Portfolio.

The yield of a Portfolio's shares is determined by annualizing net investment income earned per share for a stated period (normally one month or thirty days) and dividing the result by the net asset value per share at the end of the valuation period. The average annual total return and aggregate total return figures measure both the net investment income generated by, and the effect of any realized or unrealized appreciation or depreciation of the underlying investments in, the Portfolio's portfolio for the period in question, assuming the reinvestment of all dividends. Thus, these figures reflect the change in the value of an investment in a Portfolio's shares during a specified period. Average annual total return will be quoted for at least the one, five and ten year periods ending on a recent calendar quarter (or if such periods have not yet elapsed, at the end of a shorter period corresponding to the life of the Portfolio). Average annual total return figures are annualized and, therefore, represent the average annual percentage change over the period in question. Total return figures are not annualized and represent the aggregate percentage or dollar value change over the period
      question.    For  more  information  regarding the computation of yield, average annual total return and aggregate total return, see "Performance Information" in the Statement of Additional Information.

Any Fund performance information presented will also include performance information for the insurance company separate accounts investing in the Fund which will take into account insurance-related charges and expenses under such insurance policies and contracts.

Advertisements concerning the Fund may from time to time compare the performance of one or more Portfolios to various indices. Advertisements may also contain the performance rankings assigned certain Portfolios or the Advisor by various publications and statistical services, including, for example, SEI, Lipper Analytical Services Mutual Funds Survey, Lipper Variable Insurance Products Performance Analysis Service, Morningstar, Intersec Research Survey of Non-U.S. Equity Fund Returns, Frank Russell International Universe, Kiplinger's Personal Finance, and Financial Services Week. Any such comparisons or rankings are based on past performance and the statistical computations performed by publications and services, and are not necessarily indications of future performance. Because the Portfolios are managed investment vehicles investing in a wide variety of securities, the securities owned by a Portfolio will not match those making up an index.


                   TAX STATUS, DIVIDENDS, AND DISTRIBUTIONS

Each Portfolio of the Fund intends to qualify and elect to be treated as a regulated investment company that is taxed under the rules of Subchapter M of the Code. As such an electing regulated investment company, a Portfolio will not be subject to federal income tax on its net ordinary income and net realized capital gains to the extent such income and gains are distributed to the separate accounts of the Life Companies which hold its shares. For further information concerning federal income tax consequences for the holders of the Variable Contracts of the Life Companies, investors should consult the prospectus used in connection with the issuance of their Variable Contracts.

Each of the Portfolios will declare and distribute dividends from net ordinary income at least annually and will distribute its net realized capital gains, if any, at least annually. Distributions of ordinary income and capital gains will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive distributions in cash. The Life Companies will be informed at least annually about the amount and character of distributions from the Fund for federal income tax purposes.

See the Statement of Additional Information for a further discussion of taxes.

                             GENERAL INFORMATION

The Fund was incorporated on November 1, 1995 as a Maryland corporation. The Board of Directors may, at its own discretion, create additional series of
shares,  each  of  which would have separate assets and liabilities.    As of
April 9., 1997, Variable Account A, a segregated asset account of Keyport Life Insurance Company, 125 High Street, Boston, MA 02110 owns: 100% of the Moderate Growth Portfolio; 100% of the Growth Portfolio; 100% of the Maximum Horizon Portfolio; 100% of the Small Cap Portfolio; 100% of the Equity Portfolio; and 100% of the Bond Portfolio.

Fund does not expect to hold annual meetings of shareholders but special meetings of shareholders may be held under certain circumstances. Shareholders of the Fund retain the right, under certain circumstances, to request that a meeting of shareholders be held for the purpose of considering the removal of a Director from office, and if such a request is made, the Fund will assist with shareholder communications in connection with the meeting. The shares of the Fund have equal rights with regard to voting, redemption, dividends, distributions and liquidations. The Fund's shareholders will vote in the aggregate and not by Portfolio except as otherwise expressly required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a Portfolio. Income, direct liabilities and direct operating expenses of a Portfolio will be allocated directly to the Portfolio, and general liabilities and expenses of the Fund will be allocated among the Portfolios in proportion to the total net assets of the Fund by the Board of Directors. The holders of shares have no preemptive or conversion rights. Shares when issued are fully paid and non-assessable and do not have cumulative voting rights.

Coopers & Lybrand, L.L.P. has been selected as the independent accountants of each Portfolio and performs an annual audit of the Portfolios' accounts and reviews the Fund's tax returns.

Boston Safe Deposit and Trust Company is the Fund's Custodian. The Advisor, acting as Transfer Agent, maintains its own shareholder account records, and shareholder inquiries should be directed to Manning & Napier Fund Services, P.O. Box 40610, Rochester, New York 14604.



                                   APPENDIX

                    DESCRIPTION OF CORPORATE BOND RATINGS

Moody's Investors Service, Inc.'s corporate bond ratings:

Aaa - Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and
      security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds which are rated Caa represent obligations which are speculative in
a  high  degree.    Such  issues  are  often  in  default or have other marked shortcomings.

C - Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers "1", "2" and "3" to both the Aaa and Aa rating classifications. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group's corporate bond ratings:

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA - Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only to a small degree.

A - Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

BBB  -  Bonds  rated  BBB  are  regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

Debt rated BB, B, CCC and CC is regarded, on balance, as predominately speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

The C rating is reserved for income bonds on which no interest is being paid.

Debt rated D is in default, and payment of interest and/or repayment of principal is in arrears.

                   DESCRIPTION OF COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.'s commercial paper ratings:

P-1  -  Commercial  papers  which  are rated P-1 are judged to have a superior
ability  for  repayment  of  senior  short-term  debt  obligations.    Prime-1
repayment ability will often be evidenced by many of the following characteristics:

-Leading market positions in well-established industries.
-High rates of return on funds employed.
-Conservative capitalization structure with moderate reliance on debt and ample asset protection.
-Broad margins in earnings coverage of fixed financial charges and high internal cash generation.
-Well-established access to a range of financial markets and assured sources of alternate liquidity.

P-2 - Commercial papers which are rated P-2 are judged to have a strong ability for repayment for senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more
subject  to  variation.    Capitalization  characteristics,  while  still
appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

P-3 - Commercial papers which are rated P-3 are judged to have an acceptable ability for repayment of senior short-term obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Standard & Poor's Corporation's commercial paper ratings:

A-1 - This is the highest category and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2  -  Capacity  for  timely  payment  on  issues  with  this  designation is
satisfactory.    However,  the relative degree of safety is not as high as for issuers designated A-1.

A-3 - Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B - Issues rated B are regarded as having only speculative capacity for timely payment.

C - Commercial papers rated C are assigned to short-term debt obligations with a doubtful capacity for payment.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period.




                    MANNING & NAPIER INSURANCE FUND, INC.

        Statement of Additional Information dated    May 1, 1997



This Statement of Additional Information is not a Prospectus, and it should be
read  in  conjunction  with  the Fund's Prospectus dated    May 1, 1997    ,
copies of which may be obtained from Manning & Napier Advisors, Inc., 1100 Chase Square, Rochester, NY 14604.





TABLE OF CONTENTS

                                                                               Page
-----------------------------------------------------------------------------

DEFINITIONS                                                                    B-1
INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE FUND                   B-1
RISK AND INVESTMENT POLICIES                                                   B-2
INVESTMENT RESTRICTIONS                                                        B-15
MANAGEMENT                                                                     B-17
NET ASSET VALUE                                                                B-20
REDEMPTION OF SHARES                                                           B-21
TAXES                                                                          B-21
SPECIAL CONSIDERATIONS                                                         B-23
DIVIDENDS AND DISTRIBUTIONS                                                    B-23
PERFORMANCE INFORMATION                                                        B-23
SHAREHOLDER COMMUNICATIONS                                                     B-24
ORGANIZATION AND CAPITALIZATION                                                B-24
FINANCIAL STATEMENTS                                                           B-25










DEFINITIONS
The "Fund" - Manning & Napier Insurance Fund, Inc.

"Advisor"  - Manning & Napier Advisors, Inc., The Fund's investment advisor.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS OF THE FUND

The Fund currently offers shares of beneficial interest of six Portfolios (the "Portfolios") with separate investment objectives and policies. The investment objectives and policies of each of the Portfolios of the Fund are described in the Prospectus. This Statement contains additional information concerning certain investment practices and investment restrictions of the Fund.

Except as described below under "Investment Restrictions", the investment objectives and policies described in the Prospectus and in this Statement of Additional Information are not fundamental, and the Directors may change the investment objectives and policies of a Portfolio without an affirmative vote of shareholders of the Portfolio.

Except as otherwise noted below, the following descriptions of certain investment policies and techniques are applicable to all of the Portfolios.

Convertible bonds purchased by the Portfolios may have a call feature. Warrants purchased by each Portfolio may or may not be listed on a national securities exchange. None of the portfolios currently intends to engage in "short sales against the box". All of the Portfolios' policies regarding options discussed below are fundamental.

RISK AND INVESTMENT POLICIES

WRITING COVERED CALL AND SECURED PUT OPTIONS

As a means of protecting their assets against market declines, and in an attempt to earn additional income, each Portfolio may write covered call option contracts on its securities and may purchase call options for the purpose of terminating its outstanding obligations with respect to securities upon which covered call option contracts have been written.

As described in the Prospectus, when a Portfolio writes a call option on securities which it owns, it gives the purchaser of the option the right to buy the securities at an exercise price specified in the option at any time prior to the expiration of the option. If any option is exercised, a Portfolio will realize the gain or loss from the sale of the underlying security and the proceeds of the sale will be increased by the net premium originally received on the sale of the option. By writing a covered call option, a Portfolio may forego, in exchange for the net premium, the opportunity to profit from an increase in the price of the underlying security above the option's exercise price. A Portfolio will have kept the risk of loss if the price of the security declines, but will have reduced the effect of that risk to the extent of the premium it received when the option was written.

Each Portfolio will write only covered call options which are traded on national securities exchanges. Currently, call options on a stock may be traded on the Chicago Board Options Exchange and the New York, American, Pacific and Philadelphia Stock Exchanges. Call options are issued by the Options Clearing Corporation, which also serves as the clearing house for transactions with respect to options. The price of a call option is paid to the writer without refund on expiration or exercise, and no portion of the price is retained by the Options Clearing Corporation or the exchanges listed above. Writers and purchasers of options pay the transaction costs, which may include commissions charged or incurred in connection with such option transactions.

Each Portfolio may write only covered call options. A call option is considered to be covered if the option writer owns the security underlying the call or has an absolute and immediate right to acquire that security without payment of additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities. A call option is also considered to be covered if the writer holds on a unit-for-unit basis a call on the same security as the call written, has the same expiration date and the exercise price of the call purchased is equal to or less than the exercise price of the call written or greater than the exercise price of the call written if the difference is maintained in cash, Treasury bills or other liquid high grade short-term obligations in a segregated account with its custodian, and marks the same to market daily, all in accordance with the rules of the clearing corporations and of the exchanges and securities laws.

None of the Portfolios will sell (uncover) the securities against which options have been written until after the option period has expired, the option has been exercised or a closing purchase has been executed.

Options written by a Portfolio will have exercise prices which may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the market price of the underlying security at the time the options are written. However, a Portfolio generally will not write so-called "deep-in-the-money" options.

The market value of a call option generally reflects the market price of the underlying security. Other principal factors affecting market value include supply and demand, dividend yield and interest rates, the price volatility of the underlying security and the time remaining until the expiration date.

If a call option on a security expires unexercised, a Portfolio will realize a short-term capital gain in the amount of the premium on the option, less all commissions paid. Such a gain, however, may be offset by a decline in the value of the underlying security during the option period. If a call option is exercised, a Portfolio will realize a gain or loss from the sale of the underlying security equal to the difference between the cost of the underlying security and the proceeds of the sale of the security (exercise price minus commission) plus the amount of the premium on the option, less all commissions paid.

Call options may also be purchased by a Portfolio, but only to terminate (entirely or in part) a Portfolio's obligation as a writer of a call option. This is accomplished by making a closing purchase transaction; that is, the purchase of a call option on the same security with the same exercise price and expiration date as specified in the call option which had been written previously. A closing purchase transaction with respect to calls traded on a national securities exchange has the effect of extinguishing the obligation of the writer of a call option. For example, a Portfolio may enter into a closing purchase transaction to realize a profit on an option it had previously written, to enable it to sell the security which underlies the option, to free itself to sell another option or to prevent its portfolio securities from being purchased pursuant to the exercise of a call. A Portfolio may also permit the call option to be exercised. A closing transaction cannot be effected with respect to an optioned security once a Portfolio has received a notice that the option is to be exercised.

The cost to a Portfolio of such a closing transaction may be greater than the net premium received by a Portfolio upon writing the original call option.
A profit or loss from a closing purchase transaction will be realized depending on whether the amount paid to purchase a call to close a position is less or more than the amount received from writing the call. Any profit realized by a Portfolio from the execution of a closing transaction may be partly or completely offset by a reduction in the market price of the underlying security.

A Portfolio may also write secured put options and enter into closing purchase transactions with respect to such options. A Portfolio may write secured put options on national securities exchanges to obtain, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. A put option gives the purchaser of the option the right to sell, and the writer has the obligation to buy, the underlying security at the stated exercise price during the option period. The secured put writer retains the risk of loss should the market value of the underlying security decline below the exercise price of the option.

During the option period, the writer of a put option may be required at any time to make payment of the exercise price against delivery of the underlying security. The operation of put options in other respects is substantially identical to that of call options. A separate account is established with the Fund's custodian with securities consisting of cash or U.S. Government or other high grade liquid debt obligations equal to the amount of the assets that could be required to consummate put options. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Fund.

A put option is secured if a Portfolio maintains in a segregated account with the Funds Custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period.
A Portfolio may write secured put options when the Advisor wishes to purchase the underlying security for a Portfolio's portfolio at a price lower than the current market price of the security. In such event a portfolio would write a secured put option at an exercise price which, reduced by the premium received on the option, reflects the lower price it is willing to pay. The potential gain on a secured put option is limited to the interest earned on the amount held in U.S. Government securities plus the premium received on the option (less the commissions paid on the transaction) while the potential loss equals the difference between the exercise price of the option and the current market price of the underlying securities when the put is exercised, offset by the premium received (less the commissions paid on the transaction) and interest earned on the amount held in U.S. Government securities.

A Portfolio may purchase put options on national securities exchanges in an attempt to hedge against fluctuations in the value of its portfolio securities and to protect against declines in the value of individual
securities.    Purchasing  a  put  option allows the purchaser to sell the particular security covered by the option at a certain price (the "exercise price") at any time up to a specified future date (the "expiration date").

Purchase of a put option creates a "hedge" against a decline in the value of the underlying security by creating the right to sell the security at a specified price. Purchase of a put option requires payment of a premium to the seller of that option. Payment of this premium necessarily reduces the return available on the individual security should that security continue to appreciate in value. In return for the premium paid, a Portfolio protects itself against substantial losses should the security suffer a sharp decline in value. In contrast to covered call option writing, where one obtains greater current income at the risk of foregoing potential future gains, one purchasing put options is in effect foregoing current income in return for reducing the risk of potential future losses.

A Portfolio will purchase put options as a means of "locking in" profits on securities held in the portfolio. Should a security increase in value from the time it is initially purchased, a Portfolio may seek to lock in a certain profit level by purchasing a put option. Should the security thereafter continue to appreciate in value the put option will expire unexercised and the total return on the security, if it continues to be held by a Portfolio, will be reduced by the amount of premium paid for the put option. At the same time, a Portfolio will continue to own the security. Should the security decline in value below the exercise price of the put option, however, a Portfolio may elect to exercise the option and "put" or sell the security to the party that sold the put option to that Portfolio, at the exercise price. In this case a Portfolio would have a higher return on the security than would have been possible if a put option had not been purchased.

CERTAIN RISK AND OTHER FACTORS RESPECTING OPTIONS

As stated in the Prospectus, positions in options on securities may be closed only by a closing transaction, which may be made only on an exchange which provides a liquid secondary market for such options. Although a Portfolio will write options only when the Advisor believes a liquid secondary market will exist on an exchange for options of the same Portfolio, there can be no assurance that a liquid secondary market will exist for any particular security option. If no liquid secondary market exists respecting an option position held, a Portfolio may not be able to close an option position, which will prevent that Portfolio from selling any security position underlying an option until the option expires and may have an adverse effect on its ability effectively to hedge its security positions. A secured put option writer who is unable to effect a closing purchase transaction would continue to bear the risk of decline in the market price of the underlying security until the option expires or is exercised. In addition, a secured put writer would be unable to use the amount held in cash or U.S. Government securities as security for the put option for other investment purposes until the exercise or expiration of the option.

Possible reasons for the absence of a liquid secondary market on an exchange for an option include the following: (a) insufficient trading interest in certain options; (b) restrictions on transactions imposed by an exchange;
(c) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (d) inadequacy of the facilities of an exchange or the Options Clearing Corporation to handle trading volume; or (e) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on types of orders.

Each of the exchanges on which options on securities are traded has established limitations on the number of options which may be written by any one investor or group of investors. These limitations apply regardless of whether the options are written in different accounts or through different brokers. It is possible that a Portfolio and certain other accounts managed by the Advisor may constitute such a group. If so, the options positions of the Portfolio may be aggregated with those of other clients of the Advisor.

When the Portfolio writes an over-the-counter ("OTC") option, it will enter into a arrangement with a primary U.S. government securities dealer, which would establish a formula price at which the Portfolio would have the absolute right to repurchase that OTC option. This formula price would generally be based on a multiple of the premium received for the option, plus the amount by which the option is exercisable below the marked price of the underlying security ("in-the-money"). For an OTC option the Fund writes, it will treat as illiquid (for purposes of the 15% of net assets restriction on illiquid securities, stated in the Prospectus) an amount of assets used to cover written OTC options, equal to the formula price for the repurchase of the OTC option less the amount by which the OTC option is "in-the-money". The Fund will also treat as illiquid any OTC option held by it. The Securities and Exchange Commission is evaluating the general issue of whether or not the OTC options should be considered to be liquid securities, and the procedure described above could be affected by the outcome of that evaluation. Although the Options Clearing Corporation has stated that it believes (based on forecasts provided by the exchanges on which options are traded), that its facilities are adequate to handle the volume of reasonably anticipated options transactions, and although each exchange has advised the Options Clearing Corporation that it believes that its facilities will also be adequate to handle reasonably anticipated volume, there can be no assurance that higher than anticipated trading activity or order flow or other unforeseen events might not at times render certain of these facilities inadequate and thereby result in the institution of special trading procedures or restrictions.

Each Portfolio will pay brokerage and other transaction costs to write and purchase options on securities, including any closing transactions which the Portfolio may execute. A Portfolio's program of writing and/or purchasing such options with respect to as much of its portfolio as possible will increase the transaction costs borne by the Portfolio.

STOCK INDEX FUTURES CONTRACTS AND OPTIONS ON STOCK INDEX FUTURES CONTRACTS

Each Portfolio, except for the Bond Portfolio, may enter into Stock Index Futures Contracts to provide a hedge for a portion of the Portfolio's portfolio, as a cash management tool, or as an efficient way to implement either an increase or decrease in portfolio market exposure in response to changing market conditions. A Portfolio may also use Index Futures as a substitute of a comparable market position in the underlying securities. Although techniques other than the sale and purchase of Stock Index Futures Contracts could be used to adjust the exposure or hedge a Portfolio's portfolio, a Portfolio may be able to do so more effectively and, perhaps, at a lower cost through the use of Stock Index Futures Contracts.

A Stock Index Futures Contract is a contract to buy or sell units of a stock index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of a stock index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of a stock index is commonly referred to as selling a contract or holding a short position. A stock index future obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Each Portfolio intends to purchase and sell futures contracts on the stock index for which it can obtain the best price with consideration also given to liquidity.

A Portfolio will not enter into a Stock Index Futures Contract or option thereon if, as a result thereof: the sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under the Commodity Futures Trading Commission (CFTC) rules would exceed 5% of the liquidation value of the Portfolio's total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of the Portfolio's portfolio. Each Fund will comply with guidelines established by the Securities and Exchange Commission with respect to covering of obligations under future contracts and will set aside cash and/or liquid high grade securities in a segregated account with the Funds custodian in the amount prescribed.

Unlike when the Portfolios purchase or sell an equity security, no price would be paid or received by the Portfolios upon the purchase or sale of a Stock Index Futures Contract. Upon entering into a Futures Contract, the Portfolio would be required to deposit with the Funds custodian in a segregated account in the name of the futures broker an amount of cash or U.S. Treasury bills known as "initial margin". The amount of initial margin required by the rules of the exchanges is subject to change. The nature of initial margin in futures transactions is different from that of margin in security transactions in that a Futures Contract margin does not involve the borrowing of Funds by the Portfolio to finance the transactions. Rather, nitial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Portfolio upon termination of the futures contract, assuming all contractual obligations have been satisfied.

Subsequent payments, called "variation margin", to and from the futures broker, would be made on a daily basis as the price of the underlying stock index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market". For example, when the Portfolio has purchased a Stock Index Futures Contract and the price of that underlying stock index has risen, that futures position will have increased in value and the Portfolio will receive from the broker a variation margin payment equal to that increase in value. Conversely, when the Portfolio has purchased a Stock Index Futures Contract and the price of the stock index has declined, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker.

A Portfolio will not enter into Stock Index Futures Contracts for speculation and will only enter into Futures Contracts which are traded on established futures markets. The Portfolio may, however, purchase or sell Stock Index Futures Contracts with respect to any stock index. Nevertheless, to hedge a Portfolio's portfolio successfully, the Advisor must sell Stock Index Futures Contracts with respect to indices whose movements will, in its judgment, have a significant correlation with movements in the prices of the Portfolio's portfolio securities.

Closing out an open Stock Index Futures Contract sale or purchase is effected by entering into an offsetting Stock Index Futures Contract purchase or sale, respectively, for the same aggregate amount of the identical securities and the same delivery date. If the offsetting purchase price is less than the original sale price, the Portfolio realizes a gain; if it is more, the Portfolio realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price, the Portfolio realizes a gain; if it is less, the Portfolio realizes a loss. The Portfolios must also be able to enter into an offsetting transaction with respect to a particular Stock Index Futures Contract at a particular time. If the Portfolios are not able to enter into an offsetting transaction, the Portfolios will continue to be required to maintain the margin deposits on the Stock Index Futures Contract.

The Portfolios may elect to close out some or all of their futures positions at any time prior to their expiration. The purpose of making such a move would be either to reduce equity exposure represented by long futures positions or increase equity exposure represented by short futures positions. The Portfolios may close their positions by taking opposite positions which would operate to terminate the Portfolios' position in the Stock Index Futures Contracts. Final determinations of variation margin would then be made, additional cash would be required to be paid or released to the Portfolio, and the Portfolio would realize a loss or a gain.

Stock Index Futures Contracts may be closed out only on the exchange or board of trade where the contracts were initially traded. Although the Portfolios intend to purchase or sell Stock Index Futures Contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a liquid market on an exchange or board of trade will exist for any particular time. In such an event, it might not be possible to close a Stock Index Futures Contract, and in the event of adverse price movements, the Portfolio would continue to be required to make daily cash payments of variation margin. However, in the event Stock Index Futures Contracts have been used to hedge portfolio securities, the Portfolio would continue to hold securities subject to the hedge until the Stock Index Futures Contracts could be terminated. In such circumstances, an increase in the price of the securities, if any, might partially or completely offset losses on the Stock Index Futures Contract. However, as described below, there is no guarantee that the price of the securities will, in fact, correlate with price movements in the Futures Contract and thus provide an offset to losses on a Stock Index Futures Contract.
There are several risks in connection with the use by the Portfolios of Stock

Index Futures Contracts as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the Futures Contracts and movements in the prices of securities which are the subject of the hedge. The Advisor will, however, attempt to reduce this risk by entering into Stock Index Futures Contracts on indices whose movements, in its judgment, will have a significant correlation with movements in the prices of the Portfolio's portfolio securities sought to be hedged.

Successful use of Stock Index Futures Contracts by the Portfolios for hedging purposes is also subject to the Advisor's ability to correctly predict movements in the direction of the market. It is possible that, when the Portfolios have sold Futures to hedge their portfolios against a decline in the market, the index or indices on which the Futures are written might advance and the value of securities held in the Portfolio's portfolio might decline. If this were to occur, the Portfolio would lose money on the Futures and also would experience a decline in value in its portfolio securities. However, while this might occur to a certain degree, the Advisor believes that over time the value of the Portfolio's portfolio will tend to move in the same direction as the securities underlying the Futures, which are intended to correlate to the price movements of the portfolio securities sought to be hedged. It is also possible that if the Portfolios were to hedge against the possibility of a decline in the market (adversely affecting stocks held in their portfolios) and stock prices instead increased, the Portfolios would lose part or all of the benefit of increased value of those stocks that it had hedged, because it would have offsetting losses in their Futures positions.
In addition, in such situations, if the Portfolios had insufficient cash, they might have to sell securities to meet their daily variation margin requirements. Such sales of securities might be, but would not necessarily be, at increased prices (which would reflect the rising market). The Portfolios might have to sell securities at a time when it would be disadvantageous to do so.

In addition to the possibility that there might be an imperfect correlation, or no correlation at all, between price movements in the Stock Index Futures Contracts and the portion of the portfolio to be hedged, the price movements in the Futures Contracts might not correlate perfectly with price movements in the underlying stock index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors might close Stock Index Futures Contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, the margin requirements in the futures market are less onerous than margin requirements in the securities markets, and as a result the futures market might attract more speculators than the stock market does. Increased participation by speculators in the futures market might also cause temporary price distortions. Due to the possibility of price distortion in the futures market and also because of the imperfect correlation between price movements in the stock index and movements in the prices of Stock Index Futures Contracts, even a correct forecast of general market trends by the Advisor might not result in a successful hedging transaction over a very short time period.

Options  on  Futures  give  the purchaser the right, in return for the premium paid, to assume a position in a Futures Contract (a long position if the option is call and a short position if the option is a put), rather than to purchase or sell the Stock Index Futures Contract, at a specified exercise price at any time during the period of the option.
          Upon exercise of the option, the delivery of the Futures position by the  writer  of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's Futures margin account which represents the amount by which the market price of the Stock Index Futures Contract, at exercise, exceeds  (in  the  case  of a call) or is less than (in the case of a put) the exercise price of the option on the Futures Contract. Alternatively, settlement may be made totally in cash.

The Portfolios may seek to close out an option position on an index by writing or buying an offsetting option covering the same index or contract and having  the  same  exercise  price and expiration date. The ability to establish and close out positions on such options will be subject to the development  and  maintenance  of a liquid secondary market. It is not certain that this market will develop. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading in certain options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both;
    (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with timely execution of customers' orders.

FUTURES ON SECURITIES

A futures contract on a security is a binding contractual commitment which, if held to maturity, will result in an obligation to make or accept delivery, during a particular month, of securities having a standardized face value and rate of return. By purchasing futures on securities, a Portfolio will legally obligate itself to accept delivery of the underlying security and pay the agreed price; by selling futures on securities, it will legally obligate itself to make delivery of the security against payment of the agreed price.

Open  futures positions on securities are valued at the most recent settlement price, unless such price does not reflect the fair value of the contract, in which case the positions will be valued by or under the direction of the Board of Directors.

Positions  taken in the futures markets are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Portfolio's futures contracts on securities will usually be liquidated in this manner, it may instead make or take delivery of the underlying securities whenever it appears economically advantageous for the Portfolio to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

FOREIGN CURRENCY TRANSACTIONS

In  order  to  protect against a possible loss on investments resulting from a decline in a particular foreign currency against the U.S. dollar or another foreign currency, each Portfolio is authorized to enter into forward foreign currency exchange contracts. In addition, each Portfolio is authorized to conduct spot (i.e., cash basis) currency transactions or to use currency futures contracts, options on such futures contracts, and options on foreign currencies in order to protect against uncertainty in the future levels of
currency exchange rates.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Forward  foreign currency exchange contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Portfolio to establish a rate of exchange for a future point in time.
        A Portfolio may enter into forward foreign currency exchange contracts when deemed advisable by the Advisor under only two circumstances.

First, when entering into a contract for the purchase or sale of a security in a foreign currency, a Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations, between the date the security is purchased or sold and the date on which payment is made or received, in the value of the foreign currency relative to the U.S. dollar or other foreign currency. This hedging technique is known as transaction hedging.

Second,  when  the  Advisor anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, a Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of its portfolio securities  denominated in such foreign currency. This hedging technique is known as position hedging. With respect to any such forward foreign currency contract, it will not generally be possible to match precisely the amount covered by that contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward contract is entered into and the date it matures. In addition, while forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. A Portfolio will also incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.

A  separate  account of each Portfolio consisting of cash or liquid securities equal to the amount of that Portfolio's assets that would be required to consummate forward contracts entered into under the second circumstance, as set forth above, will be established with the Fund's custodian. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market
  or
fair  value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by such Portfolios.

CURRENCY FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

Each  Portfolio  is authorized to purchase and sell currency futures contracts and options thereon. Currency futures contracts involve entering into contracts for the purchase or sale for future delivery of foreign currencies. A "sale" of a currency futures contract means the acquisition of a contractual obligation to deliver the foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the foreign currencies called for by the contract at a specified price on a specified date. These investment techniques will be used only to hedge against anticipated future changes in exchange rates  which  otherwise  might  either adversely affect the value of portfolio securities held by a Portfolio or adversely affect the prices of securities which a Portfolio intends to purchase at a later date.
          Such  instruments  will  be  used  only in connection with permitted transaction or
position hedging and not for speculative purposes. The sum of the amount of initial margin deposits on any such futures (plus deposits on any other futures contracts and premiums paid in connection with any options or futures contracts) that do not constitute "bona fide hedging" under
                CFTC rules will not exceed 5% of the liquidation value of a Portfolio's total assets after taking into account unrealized profits and losses on such contracts. In addition, the value of all futures contracts sold will not exceed the total market value of a Portfolio's portfolio. The Fund will comply with guidelines established by the
                Securities and Exchange Commission with respect to covering of obligations under future contracts and will set aside cash and/or liquid high grade securities in a segregated account with its custodian in the amount prescribed.

Although  the  Portfolios intend to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time.  In addition, due to the risk of an imperfect correlation between securities in the Portfolio's portfolio that are the subject of a hedging transaction and the futures contract used as a hedging device, it is possible that the hedge will not be fully effective in that, for example, losses on the portfolio securities may be in excess of gains on the futures contract or losses on the futures contract may be in excess of the gains on the portfolio securities that were the subject of the hedge.

Brokerage  fees  are  incurred  when  a futures contract is bought or sold and margin deposits must be maintained. Although futures contracts typically require actual delivery of and payment for financial instruments or currencies, the contracts are usually closed out before the delivery date. Closing out an open futures contract sale or purchase is effected by entering into an offsetting futures contract purchase or sale, respectively, for the same aggregate amount of the identical type of financial instrument or currency  and the same delivery date. If the offsetting purchase price is less than the original sale price, a Portfolio realizes a gain; if it is more, a
Portfolio  realizes  a  loss. Conversely, if the offsetting sale price is more than the original purchase price, a Portfolio realizes a gain; if it is less, a Portfolio realizes a loss. The transaction costs must also be included in these calculations. There can be no assurance, however, that a Portfolio will be able to enter into an offsetting transaction with respect to a particular contract at a particular time. If a Portfolio is not able to enter into an offsetting transaction, a Portfolio will continue to be required to maintain the margin deposits on the contract. The ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop.  Reasons for the absence of a liquid secondary market on an exchange include the following: (i)
                    there may be insufficient trading in certain options; (ii)
            restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options, or underlying securities;(iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange;  (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange would cease to exist, although outstanding options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms. There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of any of the clearing corporations inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with timely execution of customers' orders.

An option on a futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a futures contract (a long position if the option is a call and a short position if the option is a put) at a specified price at any time during the option exercise period. The writer of the option is required upon exercise to assume an offsetting futures position (a short position if the option is a call and a long position if the option is a put). Upon exercise of the option, the assumption of offsetting futures positions by the writer and holder of the option will be accompanied by delivery of the accumulated cash balance in the writer's futures margin account which represents the amount by which the market price of the futures contract, at exercise, exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

Call  options sold by the Portfolios with respect to futures contracts will be covered by, among other things, entering into a long position in the same contract at a price no higher than the strike price of the call option, or by ownership of the instruments underlying the futures contract, or the placement of cash or liquid securities in a segregated account to fulfill the obligations undertaken by the futures contract. A put option sold by the Portfolio is covered when, among other things, cash or liquid securities are placed in a segregated account to fulfill the obligations undertaken.

FOREIGN CURRENCY OPTIONS

Each Portfolio is authorized to purchase and write put and call options on foreign currencies. A call option is a short-term contract pursuant to which the purchaser, in return for a premium, has the right to buy the currency
underlying  the option at a specified price at any time during the term of the option. The writer of the call option, who receives the premium, has the obligation, upon exercise of the option during the option period, to deliver the underlying currency against payment of the exercise price. A put option is a similar contract that gives its purchaser, in return for a premium, the right to sell the
               underlying currency at a specified price during the term of the option. The writer of the put option, who receives the premium, has the obligation, upon exercise of the option during the option period, to buy the underlying currency at the exercise price. The
            Portfolio will use currency options only in order to hedge against the risk of fluctuations of foreign exchange rates related to securities held in its portfolio or which it intends to purchase and to earn a high return by receiving a premium for writing options. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

OBLIGATIONS OF SUPRANATIONAL AGENCIES

Currently, the Bond Portfolio and the Equity Portfolio may purchase securities issued or guaranteed by supranational agencies including, but not limited to, the following:  Asian Development Bank, Inter-American
                   Development Bank, International Bank for Reconstruction and
             Development (World Bank), African Development Bank, European Coal
                    and Steel Community, European Economic Community, European
             Investment Bank and the Nordic Investment Bank. For concentration purposes, supranational entities are considered an industry.

U.S. GOVERNMENT SECURITIES

Each  Portfolio may invest in debt obligations of varying maturities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.
          Direct obligations of the U.S. Treasury which are backed by the full faith and credit of the U.S. Government, include a variety of Treasury securities that differ only in their interest rates, maturities and dates of issuance.  U.S. Government agencies or instrumentalities which issue or guarantee securities include, but are not limited to, the Federal Housing Administration, Federal National Mortgage Association, Farmers
     Home Administration, Export-Import Bank
of the United States, Small Business Administration, Governmental National Mortgage Association, General Services Administration, Central Bank for
             Cooperatives, Federal Home Loan Banks, Federal Home Loan Mortgage
           Corporation, Federal Intermediate Credit Banks, Federal Land Banks,
          Maritime Administration, the Tennessee Valley Authority, District of
         Columbia Armory Board and the Student Loan Marketing Association.

Obligations  of  U.S. Government agencies and instrumentalities may or may not be supported by the full faith and credit of the United States.
            Some are backed by the right of the issuer to borrow from the U.S. Treasury; others by discretionary authority of the U.S. Government to purchase the agencies' obligations; while still others, such as the Student Loan Marketing Association, are supported only by the credit of the instrumentality. In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment. A Portfolio will invest in securities of such
            instrumentality only when the Advisor is satisfied that the credit risk with respect to any instrumentality is minimal.

MORTGAGE-BACKED SECURITIES

Each  Portfolio  may invest in mortgage-backed securities issued or guaranteed by U.S. Government agencies or instrumentalities such as the Government
         National Mortgage Association ("GNMA"), the Federal National Mortgage
          Association ("FNMA"), and the Federal Home Loan Mortgage Corporation
     ("FHLMC"). Obligations of GNMA are backed by the full faith and credit of the United States Government. Obligations of FNMA and FHLMC are not backed by the full faith and credit of the United States Government but are considered to be of high quality since they are considered to be instrumentalities of the United States. The market value and interest yield of these mortgage-backed securities can vary due to market interest rate fluctuations and early prepayments of underlying mortgages. These securities represent ownership in a pool of federally insured mortgage loans with a maximum maturity of 30 years.  However, due to scheduled and unscheduled principal payments on the underlying loans, these securities have a shorter average maturity and, therefore, less principal volatility than a comparable 30-year bond. Since prepayment rates vary widely, it is not possible to accurately predict the average maturity of a particular mortgage-backed security. The scheduled monthly interest and principal payments relating to mortgages in the pool will be "passed through" to investors. Government mortgage-backed securities differ from conventional bonds in that principal is paid back to the certificate holders over the life of the loan rather than at maturity. As a result, there will be monthly scheduled payments of principal and interest. In addition, there may be unscheduled principal payments representing prepayments on the underlying mortgages. Although these securities may offer yields higher than those available from other types of U.S. Government securities, mortgage-backed securities may be less effective than other types of securities as a means of "locking in" attractive long-term rates because of the prepayment feature.  For instance, when interest rates decline, the value of these securities likely will not rise as much as comparable debt securities due to the prepayment feature. In addition, these prepayments can cause the price of a mortgage-backed security originally purchased at a premium to decline in price to its par value, which may result in a loss.

Each Portfolio may also invest in collateralized mortgage obligations ("CMOs")
      and real estate mortgage investment conduits ("REMICs"), which are rated in one of the two top categories by Standard & Poor's Corporation ("S&P")
          or Moody's Investors Service, Inc. ("Moody's"). CMOs are securities collateralized by mortgages, mortgage pass-throughs, mortgage pay-through bonds (bonds representing an interest in a pool of mortgages where the cash flow  generated  from  the  mortgage  collateral  pool  is  dedicated  to bond repayment), and mortgage-backed bonds (general obligations of the issuers payable out of the issuer's general funds and additionally secured by a first lien on a pool of single family detached properties). Many CMOs are issued with a number of classes or series which have different maturities and  are  retired in sequence. Investors purchasing such CMOs in the shortest maturities receive or are credited with their pro rata portion of the scheduled payments of interest and principal on the underlying mortgages  plus  all  unscheduled  prepayments  of principal up to a predetermined portion of the total CMO obligation. Until that portion of such CMO obligation is repaid, investors in the longer maturities receive interest only. Accordingly, the CMOs in the longer maturity series are less likely than other mortgage pass-throughs to be prepaid prior to their stated maturity. Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates of other mortgage pass-throughs issued or guaranteed by U.S. Government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs, which were authorized under the Tax Reform Act of 1986, are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities.

CONVERTIBLE SECURITIES

Convertible Securities in which the Portfolios invest may be converted at either a stated price or stated rate into underlying shares of common stock thus enabling the investor to benefit from increases in the market price of the common stock. Convertible securities provide higher yields than the underlying equity, but generally offer lower yields than non-convertible securities of similar quality. Like bonds, the value of convertible securities fluctuates in relation to changes in interest rates and, in addition, also fluctuates in relation to the underlying common stock.

WARRANTS

Warrants may be considered more speculative than certain other types of investments because they (1) do not carry rights to dividends or voting rights with respect to the securities which they entitle the holder to purchase, and
(2) do not represent any rights in the assets of the issuer.

INVESTMENT IN RESTRICTED SECURITIES

Each Portfolio may invest in "restricted securities" subject to the 15% of net assets limitation regarding illiquid securities. Restricted securities are securities which were originally sold in private placements and which have not been registered under the Securities Act of 1933, as amended (the "1933 Act").
  Such securities generally have been considered illiquid because they may be resold only subject to statutory restrictions and delays or if registered under the 1933 Act. The Securities and Exchange Commission ("SEC") adopted Rule 144A to provide for a safe harbor exemption from the registration requirements of the 1933 Act for resales of restricted securities to "qualified institutional buyers". The result has been the development of a more liquid and efficient institutional resale market for restricted securities. Rule 144A securities may be liquid if properly determined by the Board of Directors.

The expenses of registration of restricted securities will be negotiated at the time the securities are purchased by a Portfolio. When registration is required, a considerable period may elapse between a decision to sell the securities and the time the sale would be permitted. Thus, a Portfolio may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. A Portfolio may also acquire through private placements securities having contractual resale restrictions, which might prevent the sale of such securities at a time when such a sale otherwise would be desirable.

INVESTMENT RESTRICTIONS

The following investment restrictions are fundamental and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting securities of that Portfolio. Under the Investment Company Act of 1940 and the rules thereunder, "majority of the outstanding voting securities" of a Portfolio means the lesser of (1) 67% of the shares of that Portfolio present at a meeting if the holders of more than 50% of the outstanding shares of that Portfolio are present in person or by proxy, and
(2) more than 50% of the outstanding shares of that Portfolio. Any investment restrictions which involve a maximum percentage of securities or assets shall not be considered to be violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of, a Portfolio, as the case may be.

The Fund may not, on behalf of a Portfolio:

          1. Purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of transactions);

       2. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable, without payment of any further consideration, for securities of the same issue as, and equal in amount to, the securities sold short (short sale "against-the-box"), and unless not more than 25% of a Portfolio's net assets (taken at a current value) are held as collateral for such sales at any one time;

          3. Issue senior securities or pledge its assets, except that each Portfolio may invest in futures contracts and related options;

        4. Buy or sell commodities or commodity contracts, provided that each Portfolio may enter into all types of futures and forward contracts on currency, securities, economic and other indices and may purchase and sell options on such futures contracts, or buy or sell real estate or interests in real estate, although it may purchase and sell securities which are secured by real estate and securities of companies which invest or deal in real estate.

      5. Act as underwriter except to the extent that, in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under certain federal securities laws;

     6.  Make investments for the purpose of exercising control or management;

          7. Participate on a joint or joint and several basis in any trading account in securities;

          8. Under the Investment Company Act of 1940 and the rules and regulations thereunder, each Portfolio is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, such Portfolio will own more than 3% of the total voting stock of the company; securities issued by any one investment company will represent more than 5% of its total assets; or securities (other than treasury stock) issued by all investment companies will represent more than 10% of the total assets of a Portfolio. These investment companies typically incur fees that are separate from those fees incurred directly by the Portfolio. A Portfolio's purchase of
                                B-12
such investment companies would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees. The Portfolios will not purchase or retain securities issued by open-end investment companies (other than money market funds for temporary investment).

          9. Invest in interests in oil, gas or other mineral exploration or development programs, although it may invest in the common stocks of companies which invest in or sponsor such programs;

       10. Purchase foreign securities if as a result of the purchase of such securities more than 25% of a Portfolio's assets would be invested in foreign securities provided that this restriction shall not apply to foreign securities that are listed on a domestic securities exchange or represented by American depository receipts that are traded either on a domestic securities exchange or in the United States on the over-the-counter market.

     11. The Portfolio's investment policies with respect to options and with respect to stock and currency futures and options on either are subject to the following fundamental limitations: (1) with respect to any Portfolio, the aggregate value of the securities underlying calls or obligations underlying puts determined as of the date options are sold shall not exceed 25% of the assets of the Portfolio; (2) a Portfolio will not enter into any option transaction if immediately thereafter, the aggregate premiums paid on all such options which are held at any time would exceed 20% of the total net assets of the Portfolio; (3) the aggregate margin deposits required on all futures or options thereon held at any time by a Portfolio will not exceed 5% of the total assets of the Portfolio; (4) the security underlying the put or call is within the investment policies of each Portfolio and the option is issued by the Options Clearing Corporation; and (5) the Portfolio may buy and sell puts and calls on securities and options on financial futures if such options are listed on a national securities or commodities exchange.

PORTFOLIO TURNOVER

An annual portfolio turnover rate is, in general, the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding certain debt securities) for a year and dividing that amount by the monthly average of the market value of such securities during the year. The Fund expects that its turnover rate generally will be less than 100%. However, turnover will in fact be determined by market conditions and opportunities, and therefore it is impossible to estimate the turnover rate with confidence.

MANAGEMENT








The Directors and officers of the Fund are:


Name, address and age                                                 Position     Principal occupations
--------------------------------------------------------------------
                                                                      with Fund    During past five years
                                                                      -----------  ----------------------------------

B. Reuben Auspitz*                                                    President &  Executive Vice President, Manning
1100 Chase Square                                                     Director     & Napier Advisors, Inc. since
Rochester, NY 14604                                                                1983; Vice President, Manning &
DOB: 3/18/47                                                                       Napier  Fund, Inc. since 1985;
                                                                                   President and Director, Manning &
                                                                                   Napier Investor Services, Inc.
                                                                                   since 1990; Director, President
                                                                                   and Treasurer, Manning &
                                                                                   Napier Advisory Advantage
                                                                                   Corporation since 1990; Director,
                                                                                   Manning & Napier Leveraged
                                                                                   Investment Co. since 1994;
                                                                                   Director and Chairman of the
                                                                                   Board, Exeter Trust Co. since
                                                                                   1994; Member, Fiduciary Services,
                                                                                   L.L.C. since 1995; Member, Manning
                                                                                   & Napier Associates, L.L.C. since
                                                                                   1995;
                                                                                   Member, Manning & Napier Capital
                                                                                   Co., L.L.C. since 1995

Martin Birmingham                                                     Director     Trustee, The Freedom Forum since
1600 Chase Square                                                                  1980; Director, Manning & Napier
Rochester, NY 14604                                                                Fund, Inc. since 1994; Director
DOB: 10/30/21                                                                      Emeritus, ACC Corporation since
                                                                                                                 1994

Stephen B. Ashley                                                     Director     Chairman and Chief Executive
600 Powers Building                                                                Officer
16 West Main Street                                                                Sibley Real Estate Services, Inc.
Rochester, NY 14604                                                                since 1975; Chairman and Chief
DOB: 03/22/40                                                                      Executive Officer, Sibley Mortgage
                                                                                   Corp.    from 1975 - 1996    ;
                                                                                   Director,Genesee Corp. since 1987;
                                                                                   Director,Hahn Automotive since
                                                                                   1994;Director, Fannie Mae since
                                                                                   1995;Director, Manning & Napier
                                                                                   Manning & Napier Leveraged Fund, Inc.
                                                                                   since 1996;    Chairman Investment Co.
                                                                                   since 1994;and Chief Executive Officer,
                                                                                   The Director and Chairman of the Ashley
                                                                                   Group since 1997.
                                                                                   Board, Exeter Trust Co. since

Harris H. Rusitzky                                                    Director     Formerly Director and Corporate
One Grove Street                                                                   Executive, Serv-Rite Corporation
Pittsford, NY 14534                                                                from 1965-1994; Director, Manning
DOB: 1/9/35                                                                        & Napier Fund, Inc. since 1985;
                                                                                   President, Blimpie of Central New
                                                                                   York and The Greening Group since
                                                                                                                 1994

Peter L. Faber*                                                       Director     Former Partner, Kaye, Scholer,
1211 Avenue of the                                                                 Fierman, Hays & Handler from 1984-
Americas                                                                           1995; Director, Manning & Napier
New York, New York 10036                                                           Fund, Inc. since 1987; Partner,
DOB: 4/29/38                                                                       McDermott, Will & Emery since 1995












   Jodi Hedberg

   Corporate

   Administrative Clerk, Manning &
1100 Chase Square      Secretary      Napier Advisors, Inc. from 1/90 -
Rochester, New York[/R]               5/90; Reconciler, Manning & Napier
                                      Advisors, Inc. from 5/90 - 3/91;
                                      Compliance Administrator, Manning &
                                      Napier Advisors, Inc., Manning &
                                      Napier Advisory Advantage
                                      Corporation, Manning & Napier Fund,
                                      Inc., and Manning & Napier Investor
                                      Services, Inc. from 4/91 - 11/94;
                                      Senior Compliance Administrator,
                                      Manning & Napier Advisors, Inc.,
                                      Manning & Napier Advisory Advantage
                                      Corporation, Manning & Napier Fund,
                                      Inc., Manning & Napier Investor
                                      Services, Inc. and Manning & Napier
                                      Leveraged Investing Company, Inc.
                                      from 11/94 - 11/95; Compliance
                                      Manager, Manning & Napier Advisors,
                                      Inc., Manning & Napier Fund, Inc.,
                                      Manning & Napier Investor Services,
                                      Inc., Manning & Napier Advisory
                                      Advantage Corporation and Manning &
                                      Napier Leveraged Investing Company
                                      since 1995.[/R]



Timothy P. Mullaney, CPA Treasurer &        Senior Tax Associate, Coopers &
1100 Chase Square        Chief              Lybrand L.L.P. from 1990-1994; Tax
Rochester, NY 14604      Financial          Manager, Investors Bank & Trust
DOB:  1/29/68            Officer            from 1/94 - 7/94; Mutual Fund
                                            Chief Financial Officer, Manning &
                                            Napier Advisors, Inc. since 1994



* Interested Director of the Fund within the meaning of the Investment Company Act of 1940 (the "1940 Act").

The  only Committee of the Corporation is an Audit Committee whose members are
B. Reuben Auspitz, Harris H. Rusitzky    and Stephen B. Ashley    .

Directors affiliated with the Advisor do not receive fees from the Fund. Mr. Faber is deemed to be an interested person of the investment advisor because his firm provides legal services to the Advisor. Each Director who is not affiliated with the Advisor shall receive an annual fee of $2,500. Annual fees will be calculated monthly and prorated. Each Director who is not affiliated with the Advisor shall receive $375 per Board Meeting attended for each active Portfolio of the Fund, plus $500 for any Committee Meeting held on a day on which a Board Meeting is not held.










COMPENSATION TABLE for Fiscal Year Ended December 31, 1996
----------------------------------------------------------


Name                                                        Position    Aggregate    Pensi  Est.        Total
----------------------------------------------------------  ----------  -----------  -----  ----------  -------------
                                                            from        Compensati   on     Annual      Compensation
                                                            ----------  -----------  -----  ----------  -------------
                                                            Registrant  on                  Benefits    from
                                                            ----------  -----------         ----------  -------------
                                                                                            upon        Registrant
                                                                                            ----------  -------------
                                                                                            Retirement
                                                                                            ----------

B. Reuben                                                   Director    $       -0-  N/A    N/A         $         -0-
----------------------------------------------------------  ----------  -----------  -----  ----------  -------------
Auspitz*
----------------------------------------------------------

Martin                                                      Director    $     2,875  N/A    N/A         $       2,875
----------------------------------------------------------  ----------  -----------  -----  ----------  -------------
Birmingham
----------------------------------------------------------

Harris H.                                                   Director    $     2,875  N/A    N/A         $       2,875
----------------------------------------------------------  ----------  -----------  -----  ----------  -------------
Rusitzky
----------------------------------------------------------

Peter L.                                                    Director    $     2,875  N/A    N/A         $       2,875
----------------------------------------------------------  ----------  -----------  -----  ----------  -------------
Faber*
----------------------------------------------------------

Stephen B.                                                  Director    $     2,875  N/A    N/A         $       2,875
----------------------------------------------------------  ----------  -----------  -----  ----------  -------------
Ashley
----------------------------------------------------------






THE ADVISOR

Manning & Napier Advisors, Inc. ("Advisor") acts as the Fund's investment advisor. For the services performed, each Portfolio pays the Advisor a fee as set forth in the Prospectus.

The Investment Advisory Agreement (the Agreement) between the Fund and the Advisor states that the Advisor shall give the Fund the benefit of its best judgment and effort in rendering services thereunder, but the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not such purchase, sale or retention shall have been based upon its own investigation and research or upon investigation and research made by any other individual, firm or corporation, if such purchase, sale or retention shall have been made and such other individual, firm or corporation shall have been selected in good faith. The Agreement also states that nothing contained therein shall, however, be construed to protect the Advisor against any liability to the Fund or its security holders by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of its reckless disregard of its obligations and duties under the Agreement.

In the Agreement, the Fund agrees that the words "Manning & Napier" in its name are derived from the name of the Advisor and are the property of the Advisor for copyright and all other purposes and that therefore such words may be freely used by the Advisor as to other investment companies or other investment products; the Fund further agrees that, in the event that the Advisor ceases to be the Fund's investment advisor for any reason, the Fund will (unless the Advisor otherwise consents in writing) promptly take all necessary steps to change its name to a name not including the words "Manning & Napier". The Agreement also provides that it is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Fund's Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Advisor for inclusion therein; the Fund agrees to indemnify the Advisor to the full extent permitted by the Fund's Articles of Incorporation. The Advisor is the Fund's Transfer Agent.

Manning & Napier Investor Services, Inc., acts as Distributor of the Fund shares and is located at the same address as the Advisor and the Fund. There will be no additional costs for this service.

CUSTODIAN AND INDEPENDENT ACCOUNTANT

The custodian is Boston Safe Deposit and Trust Company, One Cabot Road, 3rd Floor, Medford, MA 02155-5159. Boston Safe Deposit and Trust Company may, at its own expense, employ a sub-custodian on behalf of the foreign securities held by the Fund, provided that Boston Safe Deposit and Trust Company shall remain liable for all its duties as custodian. The Fund's independent accountants are Coopers & Lybrand, L.L.P., One Post Office Square, Boston, MA 02109.

PORTFOLIO TRANSACTIONS AND BROKERAGE

The Agreement states that in connection with its duties to arrange for the purchase and the sale of securities held in the Portfolios of the Fund by placing purchase and sale orders for the Fund, the Advisor shall select such broker-dealers ("brokers") as shall, in the Advisor's judgment, implement the policy of the Fund to achieve "best execution", i.e., prompt and efficient execution at the most favorable securities price. In making such selection, the Advisor is authorized in the Agreement to consider the reliability, integrity and financial condition of the broker, the size and difficulty in executing the order and the value of the expected contribution of the broker to the investment performance of the Fund on a continuing basis. The Advisor is also authorized to consider whether a broker provides brokerage and/or research services to the Fund and/or other accounts of the Advisor. The Fund understands that a substantial amount of its portfolio transactions may be transacted with primary market makers acting as principal on a net basis, with no brokerage commissions being paid by the Fund. Such principal transactions may, however, result in a profit to market makers. In certain instances the Advisor may make purchases of underwritten issues for the Fund at prices which include underwriting fees. The Agreement states that the commissions paid to such brokers may be higher than another broker would have charged if a good faith determination is made by the Advisor that the commission is reasonable in relation to the services provided, viewed in terms of either that particular transaction or the Advisor's overall responsibilities as to the accounts as to which it exercises investment discretion and that the Advisor shall use its judgment in determining that the amount of commissions paid is reasonable in relation to the value of brokerage and research services provided. The Advisor is further authorized to allocate the orders placed by it on behalf of the Fund to such brokers or dealers who also provide research or statistical material, or other services, to the Fund, the Advisor, or any affiliate of either. Such allocation shall be in such amounts and proportions as the Advisor shall determine, and the Advisor shall report on such allocations regularly to the Fund, indicating the broker-dealers to whom such allocations have been made and the basis therefor.

The research services discussed above may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic or institutional areas and information assisting the Fund in the valuation of its investments. The research which the Advisor receives for the Fund's brokerage commissions, whether or not useful to the Fund may be useful to the Advisor in managing the accounts of the Advisor's other advisory clients. Similarly, the research received for the commissions of such accounts may be useful to the Fund.

NET ASSET VALUE

The net asset value is determined on each day that the New York Stock Exchange is open for trading. In determining the net asset value of the Fund's shares, common stocks that are listed on national securities exchanges or the NASDAQ National Market System are valued at the last sale price on the exchange on which each stock is principally traded as of the close of the New York Stock Exchange (which is currently 4:00 p.m., Eastern time), or, in the absence of recorded sales, at the closing bid prices on such exchanges or on such System.
  Unlisted securities that are not included in such NASDAQ are valued at the quoted bid prices in the over-the-counter market. All securities initially expressed in foreign currencies will be converted to U.S. dollars at the exchange rates quoted at the close of the New York markets. Short securities positions are accounted for at value, using the same method of valuation described above. Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors. The Advisor may use a pricing service to obtain the value of the Fund's portfolio securities where the prices provided by such pricing service are believed to reflect the fair market value of such securities. The methods used by the pricing service and the valuations so established will be reviewed by the Advisor under the general supervision of the Fund's Board of Directors.
  Several pricing services are available, one or more of which may be used as approved by the Fund's Board of Directors.

REDEMPTION OF SHARES
PAYMENT FOR SHARES REDEEMED

Payment for shares presented for redemption may be delayed more than three days only for (1) any period (A) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or (B) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (A) disposal by the Fund of securities owned by it is not reasonably practicable or (B) it is not reasonably practicable for the Fund to determine the value of its net assets; or (3) for such other periods as the Securities and Exchange Commission may by order permit.

REDEMPTION IN KIND

If the Board of Directors determines that it would be detrimental to the best interests of the remaining shareholders of the Fund to make payment wholly or partly in cash, the Fund may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Fund, in lieu of cash in conformity with applicable rules of the Securities and Exchange Commission. The Fund, however, has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Portfolio is obligated to redeem shares solely in cash up to the lesser of $250,000 or one per cent of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Fund will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash.

TAXES

Each Portfolio of the Fund intends to qualify each year and elect to be taxed as a regulated investment company under Subchapter M of the United States Internal Revenue Code of 1986, as amended (the "Code").

As a regulated investment company qualifying to have its tax liability determined under Subchapter M, a Portfolio will not be subject to federal income tax on any of its net investment income or net realized capital gains that are distributed to the separate accounts of the Life Companies.
In order to qualify as a "regulated investment company," a Portfolio must, among other things, (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies; (b) derive less than 30% of its gross income from the sale or other disposition of certain assets (including stock and securities) held less than three months; (c) diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government Securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Portfolio and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government Securities). In order to receive the favorable tax treatment accorded regulated investment companies and their shareholders, moreover, a Portfolio must in general distribute at least 90% of its interest, dividends, net short-term capital gains, and certain other income each year.

With respect to investment income and gains received by a Portfolio from sources outside the United States, such income and gains may be subject to foreign taxes which are withheld at the source. The effective rate of foreign taxes in which a Portfolio will be subject depends on the specific countries in which its assets will be invested and the extent of the assets invested in each such country and therefore cannot be determined in advance.

A Portfolio's ability to use options, futures, and forward contracts and other hedging techniques, and to engage in certain other transactions, may be
limited  by  tax  considerations.    A  Portfolio's  transactions  in
foreign-currency-denominated debt instruments and its hedging activities will likely produce a difference between its book income and its taxable income. This difference may cause a portion of the Portfolio's distributions of book income to constitute returns of capital for tax purposes or require the Portfolio to make distributions exceeding book income in order to permit the Portfolio to continue to qualify, and be taxed under Subchapter M of the Code, as a regulated investment company.

Under federal income tax law, a portion of the difference between the purchase price of zero-coupon securities in which a Portfolio has invested and their face value ("original issue discount") is considered to be income to the Portfolio each year, even though the Portfolio will not receive cash interest payments from these securities. This original issue discount (imputed income) will comprise a part of the net investment income of the Portfolio which must be distributed to shareholders in order to maintain the qualification of the Portfolio as a regulated investment company and to avoid federal income tax at the level of the Portfolio.

It is the policy of each of the Portfolios to meet the requirements of the Code to qualify as a regulated investment company that is taxed pursuant to Subchapter M of the Code. One of these requirements is that less than 30% of a Portfolio's gross income must be derived from gains from sale or other disposition of securities held for less than three months (with special rules applying to so-called designated hedges). Accordingly, a Portfolio will be restricted in selling securities held or considered under Code rules to have been held less than three months, and in engaging in hedging or other activities (including entering into options, futures, or short-sale transactions) which may cause the Fund's holding period in certain of its assets to be less than three months. This discussion of the federal income tax and state tax treatment of the Fund and its shareholders is based on the law as of the date of this Statement of Additional Information. It does not describe in any respect the tax treatment of any insurance or other product pursuant to which investments in the Fund may be made.

SPECIAL CONSIDERATIONS

The Portfolios serve as the underlying investments for Variable Contracts issued through separate accounts of the Life Companies which may or may not be affiliated.

Section 817(h) of the Code imposes certain diversification standards on the underlying assets of segregated asset accounts that fund contracts such as the Variable Contracts, which are in addition to the diversification requirements imposed on the Portfolios by the 1940 Act and Subchapter M. Failure to satisfy those standards would result in imposition of federal income tax on a Variable Contract owner with respect to earnings allocable to the Variable Contract prior to the receipt of payments thereunder. Section 817(h)(2) provides that a segregated asset account that funds contracts such as the Variable Contracts is treated as meeting the diversification standards if, as of the close of each quarter, the assets in the account meet the diversification requirements for a regulated investment company and no more than 55% of those assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. There is an exception for securities issued by the Treasury Department in connection with variable life insurance policies.

The  Treasury  Regulations  amplify the diversification standards set forth in
Section 817(h) and provide an alternative to the provision described above. Under the regulations, an investment portfolio will be deemed adequately diversified if (i) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments. For purposes of these Regulations all securities of the same issuer are treated as a single investment, and each United States government agency or instrumentality shall be treated as a separate issuer.

Each Portfolio will be managed in such a manner as to comply with these diversification requirements. It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which would affect the investment performance of a Portfolio.

DIVIDENDS AND DISTRIBUTIONS

Each of the Portfolios will declare and distribute dividends from net investment income, if any, and will distribute its net realized capital gains, if any, at least annually. Both dividends and capital gain distributions will be made in shares of such Portfolios unless an election is made on behalf of a separate account to receive dividends and capital gain distributions in cash.

PERFORMANCE INFORMATION

A Portfolio's yield is presented for a specified 30-day period (the "base period"). Yield is based on the amount determined by (i) calculating the aggregate of dividends and interest earned by the Portfolio during the base period less expenses accrued for that period, and (ii) dividing that amount by the product of (A) the average daily number of shares of the Portfolio outstanding during the base period and entitled to receive dividends and (B) the net asset value per share of the Portfolio on the last day of the base period. The result is annualized on a compounding basis to determine the Portfolio's yield. For this calculation, interest earned on debt obligations held by a Portfolio is generally calculated using the yield to maturity (or first expected call date) of such obligations based on their market values (or, in the case of receivables-backed securities such as GNMAs, based on cost). Dividends on equity securities are accrued daily at their stated dividend rates.

Total return of a Portfolio for periods longer than one year is determined by calculating the actual dollar amount of investment return on a $1,000 investment in the Portfolio made at the beginning of each period, then calculating the average annual compounded rate of return which would produce the same investment return on the $1,000 investment over the same period.
Total return for a period of one year or less is equal to the actual investment return on a $1,000 investment in the Portfolio during that period. Total return calculations assume that all Portfolio distributions are reinvested at net asset value on their respective reinvestment dates.

From time to time, the Advisor may reduce its compensation or assume expenses in respect of the operations of a Portfolio in order to reduce the Portfolio's expenses. Any such waiver or assumption would increase a Portfolio's yield and total return during the period of the waiver or assumption.

SHAREHOLDER COMMUNICATIONS

Owners of Variable Contracts issued by the Life Companies for which shares of one or more Portfolios are the investment vehicle are entitled to receive from the Life Companies unaudited semi-annual financial statements and audited year-end financial statements certified by the Fund's independent public accountants. Each report will show the investments owned by the Portfolios and the market value thereof and will provide other information about the Fund and its operations.

ORGANIZATION AND CAPITALIZATION

The Fund is an open-end investment company incorporated under the laws of the State of Maryland on November 1, 1995.

Shares entitle their holders to one vote per share, with fractional shares voting proportionally; however, a separate vote will be taken by each

Portfolio on matters affecting an individual Portfolio. For example, a change in a fundamental investment policy for the Manning & Napier Growth Portfolio would be voted upon only by shareholders of that Portfolio. Additionally, approval of the Investment Advisory Agreement is a matter to be determined separately by each Portfolio. Approval by the shareholders of one Portfolio is effective as to that Portfolio. Shares have noncumulative voting rights.

Additional Portfolios may be created from time to time with different investment objectives or for use as funding vehicles for different variable life insurance policies or variable annuity contracts. Any additional Portfolios may be managed by investment advisers other than the current Advisor. In addition, the Directors have the right, subject to any necessary regulatory approvals, to create more than one class of shares in a Portfolio, with the classes being subject to different charges and expenses and having such other different rights as the Directors may prescribe and to terminate any Portfolio of the Fund.

FINANCIAL STATEMENTS

The  audited  financials  of  each  of  the  Portfolios as of    December 31,
1996    ,  and  the report of Coopers & Lybrand LLP, Independent Accountants, with respect thereto, are set forth below:

February 26, 1997


To Contract Owners of the Manning & Napier Variable Annuity:

Dear Contract Owners:

Enclosed is a copy of the consolidated Annual Report covering each of the Portfolios of the Manning & Napier Insurance Fund. The report includes information about each Portfolio's performance through December 31, 1996 as well as portfolio listings as of that date.

Please contact our Fund Services department at 1-800-4MN-FUND (1-800-466-3863) if you have any questions about your investment in the Manning & Napier Variable Annuity.

Sincerely,

/s/ Amy J. Williams

Amy J. Williams
Fund Services Coordinator

Manning & Napier Insurance Fund, Inc.

Manning & Napier Bond Portfolio
Manning & Napier Equity Portfolio
Manning & Napier Small Cap Portfolio
Manning & Napier Moderate Growth Portoflio
Manning & Napier Growth Portfolio
Manning & Napier Maximum Horizon Portfolio

Annual Report
December 31, 1996

Management Discussion & Analysis

Dear Contract Owners:

We are pleased to provide the first Annual Report of the Manning & Napier Insurance Fund, which was launched on November 1, 1996. The portfolios of the Insurance Fund are offered for separate account investments within the Manning & Napier Variable Annuity, which was introduced on the same date. The
Insurance Fund is composed of six portfolios: three objectives-based portfolios, two equity portfolios, and a bond portfolio. This Annual Report will provide you with information on the performance of the portfolios of the Manning & Napier Insurance Fund as well as portfolio listings as of the end of the year.

The portfolios of the Manning & Napier Insurance Fund were active for only the last two months of the year, but a look back at the markets in 1996 will help set the stage for 1997.

For some time now, Manning & Napier's outlook has been for an economy with moderate growth and stable inflation. Although final economic statistics for the fourth quarter have not yet been released, currently available information indicates that the economy continued to grow at a moderate pace and that inflation stayed under control.

Following on the heels of its stellar returns in 1995, the stock market had another extraordinary year in 1996. With stocks continuing to move higher since the Funds inception, we have been building the stock portfolios carefully as opportunities are identified. Looking ahead to 1997, we will continue to approach the stock market cautiously. With valuations so high, a market correction must be seen as a possibility, and volatility should be expected. Our analysts, however, are still identifying good opportunities in the stock market, and we are selectively adding to the stock portfolios.

1996 was a tougher year in the bond market, as inflation fears escalated periodically, driving interest rates up and bond prices down. Our analysis shows that factors pointing toward higher inflation are isolated and are significantly outweighed by long-term economic trends, such as the growth of global trade, which serve to limit inflationary pressures. We have positioned the bond holdings in accordance with this long-term outlook.

Going forward into 1997, we continue to expect moderate growth, low inflation, and stable or lower interest rates. We expect the markets to be challenging, and we have positioned the portfolios in accordance with our outlook and with their individual objectives.

We wish you a healthy, happy, and prosperous 1997.

Sincerely,

Manning & Napier Advisors, Inc.

Performance Update as of December 31, 1996

BOND PORTFOLIO

During 1996, we saw several periods of rising interest rates when economic reports indicating strong growth ignited inflation fears. Our analysis, however, shows that these were short-term situations. We expect inflation to remain low and for interest rates to be stable to lower. We have weighted the portfolio toward the longer-end of the maturity spectrum, because long-term bonds offer the most growth potential in a falling interest rate environment.

Manning  &  Napier  places  great  emphasis on the quality of the bonds in the
Portfolio.    Lower  quality bonds may offer higher yields, but the additional yield is not enough to outweigh the risk added by their increased volatility.






Performance from inception 1

                                                     Total Return
Through                          Growth of $10,000                  Average
12/31/96                             Investment       Cumulative    Annual

Manning & Napier Bond Portfolio  $            9,940         -0.60%  N/A
Merrill Lynch Corporate/
   Government Bond Index 2       $           10,076          0.76%  N/A



[GRAPHIC]
LINE CHART

Data for Line Chart to follow:





          Manning & Napier   Merrill Lynch Corporate/
Date       Bond Portfolio      Government Bond Index

11/01/96  $          10,000  $                  10,000
11/30/96             10,090                     10,184
12/31/96              9,940                     10,076





[PIE CHART]

Portfolio Composition - Bond Porfolio - As of 12/31/96

U.S. Treasury Securities - 48%
U.S. Government Agencies - 45%
Cash, short-term investments
   and other assets less liabilities - 7%

[PIE CHART]

Effective Maturity - Bond Portfolio - As of 12/31/96 *

1 - 3 Years - 21.4%
3 - 5 Years - 13.3%
5 - 10 Years - 39.2%
Over 10 Years - 26.1%

* As a percentage of Total Investments

Please see Page 8 for Footnotes

Performance Update as of December 31, 1996

EQUITY PORTFOLIO

The Equity Portfolio is designed to provide long-term capital growth, without regard to interim volatility. Stocks are chosen for inclusion in the Portfolio through rigorous analysis by our team of stock analysts. We have built the Portfolio selectively because in this highly-valued stock market fewer stocks meet our investment strategies and pricing disciplines. Even in this challenging market environment, our analysts continue to identify attractively-valued stocks which we believe offer strong growth potential. As of the end of the year, this Portfolio was approximately 83% invested in stocks.

The Equity Portfolio has a significant weighting in technology stocks. We expect the strong growth which this sector has experienced in recent years to continue, as consumers and businesses expand their use of technology.






Performance from inception 1

                                                       Total Return
Through                            Growth of $10,000                  Average
12/31/96                               Investment       Cumulative    Annual

Manning & Napier Equity Portfolio  $           10,560          5.60%  N/A
Standard & Poor's (S&P) 500
   Total Return Index 3            $           10,542          5.42%  N/A



[GRAPHIC]
Line Chart

Data for Line Chart to follow:





               Manning & Napier            S & P 500
               Equity Portfolio       Total Return Index

11/01/96  $                   10,000  $            10,000
11/30/96                      10,720               10,755
12/31/96                      10,560               10,542



[PIE CHART]
Portfolio Composition -Equity Portfolio - As of 12/31/96


Chemicals & Allied Products - 6.2%
Electromedical Apparatus - 4.0%
Electronics & Electrical Equipment - 12.9%
Health Services - 3.9%
Paper & Allied Products - 6.8%
Photographic Equipment & Supplies - 4.4%
Retail - 23.0%
Cash, short-term investments and
   other assets less liabilities - 8.1%
U.S. Treasury Securities - 7.7%
Miscellaneous * - 23.0%

* Miscellaneous includes:
Air Transportation
Computer Equipment
Crude Petroleum & Natural Gas
Engineering Services
Fabricated Metal Products
Restaurants
Technical Instruments & Supplies
Utilities - Electric

Please see Page 8 for Footnotes

Performance Updatas of December 31, 1996

SMALL CAP PORTFOLIO

Historically, small company stocks have earned higher returns than those of larger companies, but they are also typically more volatile. In managing this Portfolio, we adhere to Manning & Napier's traditional investment strategies and pricing disciplines. Each stock in the Portfolio is individually selected and reviewed by analysts with specific industry expertise. In addition to searching for promising additions to the Portfolio, we continually reevaluate the holdings in the portfolio to assess their fit with our investment
strategies.    This strategy has proven quite successful for Manning & Napier's clients over time.

As of December 31, approximately 26.8% of the Small Cap Portfolio was invested in retail stocks. This sector of the market has been significantly undervalued, and we took advantage of this opportunity to purchase the stocks of some strong companies at attractive valuations; several of these holdings made strong contributions to the Portfolios' return late in the year.






Performance from inception 1

                                                           Total Return
Through                                Growth of $10,000                  Average
12/31/96                                   Investment       Cumulative    Annual

Manning & Napier Small Cap Portfolio   $           10,720          7.20%  N/A
Standard & Poor's (S&P)
   500 Total Return Index 3            $           10,542          5.42%  N/A




[GRAPHIC]
LINE CHART

Data for Line Chart to follow:





            Manning & Napier         S & P 500
          Small Cap Portfolio   Total Return Index

11/01/96  $             10,000  $            10,000
11/30/96                10,380               10,755
12/31/96                10,720               10,542



[PIE CHART]
Portfolio Composition - Small Cap Portfolio - As of 12/31/96


Fabricated Metal Products - 8.9%
Glass Products - 3.5%
Health Services - 4.7%
Primary Metal Industries - 6.8%
Restaurants - 4.3%
Retail - 26.8%
Software - 7.5%
Cash, short-term investments and
   other assets less liabilites - 22.5%
Miscellaneous * - 15.0%


* Miscellaneous includes:

Computer Equipment
Food & Beverages
Holding Companies
Optical Supplies
Printing & Publishing
Surgical & Medical Instruments
Technical Instruments & Supplies
Telecommunication Equipment

Please see Page 8 for Footnotes

Performance Update as of December 31, 1996

OBJECTIVES-BASED  PORTFOLIOS
(Moderate Growth  Portfolio,  Growth  Portfolio  &  Maximum
Horizon Portfolio)

The Insurance Fund includes three Objectives-Based portfolios: the Moderate Growth Portfolio, the Growth Portfolio, and the Maximum Horizon Portfolio. Each of these portfolios invests in a combination of stocks, bonds, and cash with a specific objective relating to its emphasis on growth and tolerance for short-term volatility. The specific allocation between asset classes, as well as the individual security selection, is managed by Manning & Napier in accordance with the objectives of each portfolio.

While our analysts continue to identify attractive long-term investment opportunities in the stock market, we have positioned the Moderate Growth Portfolio with a relatively low level of stocks, because this portfolio seeks to dampen volatility. Given the historically high valuations of the stock market, this is exactly what investors should expect. Because avoiding volatility is only a secondary concern of the Growth Portfolio and is not an objective of the Maximum Horizon Portfolio, these two Portfolios hold larger stock allocations.





Performance from inception 1

                                                  Total Return
Through                       Growth of $10,000                  Average
12/31/96                          Investment       Cumulative    Annual

Manning & Napier
   Moderate Growth Portfolio  $           10,110          1.10%  N/A
Lehman Brothers Intermediate
   Bond Index 4               $           10,067          0.67%  N/A
30 - 70 Blended Index 5       $           10,211          2.11%  N/A




[GRAPHIC]
LINE CHART

Data for Line Chart to follow:





               Manning & Napier           Lehman Brothers       30 - 70 Blended
          Moderate Growth Portfolio   Intermediate Bond Index        Index

11/01/96  $                   10,000  $                 10,000  $         10,000
11/30/96                      10,200                    10,132            10,319
12/31/96                      10,110                    10,067            10,211



[PIE CHART]

Portfolio Composition - Moderate Growth Portfolio - As of 12/31/96

Stocks - 14.1%
Bonds - 82.2%
Cash, short-term investments
   and other assets less liabilities - 3.7%


Please see Page 8 for Footnotes

Performance Update as of December 31, 1996

OBJECTIVES-BASED PORTFOLIOS
(Moderate Growth Portfolio, Growth Portfolio & Maximum Horizon Portfolio)





Performance from inception 1

                                                       Total Return
Through                            Growth of $10,000                  Average
12/31/96                               Investment       Cumulative    Annual

Manning & Napier Growth Portfolio  $           10,250          2.50%  N/A
Lehman Brothers Intermediate
   Bond Index 4                    $           10,067          0.67%  N/A
50-50 Blended Index 6              $           10,311          3.11%  N/A




[GRAPHIC]
LINE CHART

Data for Line Chart to follow:





          Manning & Napier       Lehman Brothers       50-50 Blended
          Growth Portfolio   Intermediate Bond Index       Index

11/01/96  $          10,000  $                 10,000  $       10,000
11/30/96             10,350                    10,132          10,463
12/31/96             10,250                    10,067          10,311




[PIE CHART]
Portfolio Composition - Growth Portfolio - As of 12/31/96

Stocks - 39.6%
Bonds - 58.2%
Cash, short-term investments
   and other assets less liabilities - 2.2%


Please see Page 8 for Footnotes

Performance Update as of December 31, 1996

OBJECTIVES-BASED PORTFOLIOS
(Moderate Growth Portfolio, Growth Portfolio & Maximum Horizon Portfolio)





Performance from inception 1

                                                   Total Return
Through                        Growth of $10,000                  Average
12/31/96                           Investment       Cumulative    Annual

Manning & Napier
   Maximum Horizon Portfolio   $           10,440          4.40%  N/A
Standard & Poor's (S&P)
   500 Total Return Index 3    $           10,542          5.42%  N/A




[GRAPHIC]
LINE CHART

Data for Line Chart to follow:





               Manning & Napier            S & P 500
          Maximum Horizon Portfolio   Total Return Index

11/01/96  $                   10,000  $            10,000
11/30/96                      10,640               10,755
12/31/96                      10,440               10,542




[PIE CHART]
Portfolio Composition - Maximum Horizon Portfolio - As of 12/31/96

Stocks - 75.1%
Bonds - 23.1%
Cash,short-term investments and other
   and other assets less liabilities - 1.8%


Please see Page 8 for Footnotes

Footnotes to Performance Update

1      Performance  numbers for the Portfolios and Indices are calculated from
November 1,  1996,  the  Portfolios'  inception  date.   The Portfolios'
performance is historical and may not be indicative of future results.

2      The  Merrill  Lynch  Corporate/Government  Bond Index is a market value weighted measure of approximately 4,775 corporate and government bonds. The Index is comprised of investment grade securities with maturities greater than one year. The Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

3   The Standard & Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter
market.    The  Index  returns  assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

4   The Lehman Brothers Intermediate Bond Index is a market value weighted measure of approximately 3,500 corporate and government securities. The Index is comprised of investment grade securities with maturities greater than one
year but less  than  ten  years.   The Index returns assume reinvestment of
income and, unlike Fund returns, do not reflect any fees or expenses.

5   The 30-70 Blended Index used for the Moderate Growth Portfolio is 30 % S&P
500  Total  Return  Index  (see note 3) and 70% Lehman Brothers Intermediate
Bond Index (see  note  4).    The Index returns assume reinvestment of income
and, unlike Fund returns, do not reflect any fees or expenses.

6 The 50-50 Blended Index used for the Growth Portfolio is 50 % S&P 500 Total Return Index (see note 3) and 50% Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a market value weighted measure of approximately 5,700 corporate, government, and mortgage backed securities. The Index is comprised of investment grade securities with maturities greater than one year. The Index returns assume reinvestment of income and, unlike Fund returns, do not reflect any fees or expenses.

Investment Porfolio - December 31, 1996




                                                          PRINCIPAL       VALUE
Manning & Napier Bond Portfolio                           AMOUNT/SHARES   (NOTE 2)

U.S. TREASURY SECURITIES - 48.3%

U.S. TREASURY NOTES - 24.0%
U.S.Treasury Note, 6.50%, 10/15/2006                      $       30,000  $ 30,169

U.S. TREASURY BONDS - 24.3%
U.S. Treasury Bond, 6.875%, 8/15/2025                             30,000    30,572

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $61,886)                                                   60,741

U.S. GOVERNMENT AGENCIES - 44.7%
Federal Home Loan Bank Bond, 5.905%, 10/23/1998                   10,000     9,988
Federal Home Loan Mortgage, 6.130%, 8/19/1999                     15,000    15,004
Federal National Mortage Association, 7.550%, 4/22/2002           15,000    15,741
Student Loan Marketing Association, 7.500%, 3/8/2000              15,000    15,556

TOTAL U.S. GOVERNMENT AGENCIES
(Identified Cost $56,716)                                                   56,288

TOTAL INVESTMENTS - 93.0%
(Identified Cost $118,602)                                                 117,029

OTHER ASSETS, LESS LIABILITIES - 7.0%                                        8,846

NET ASSETS - 100%                                                         $125,875










FEDERAL TAX INFORMATION:

At December 31, 1996, the net unrealized depreciation based on identified cost for federal income tax purposes of $118,602 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                 $     -

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                  (1,573)

UNREALIZED DEPRECIATION - NET                                                       $(1,573)




The accompanying notes are an integral part of the financial statements.

Investment Porfolio - December 31, 1996






                                             VALUE
Manning & Napier Equity Portfolio   SHARES  (NOTE 2)

COMMON STOCK - 83.4%

AIR TRANSPORTATION - 3.3%
Federal Express Corp.*                  100  $  4,450

CHEMICAL & ALLIED PRODUCTS - 6.2%
Alliance Pharmaceutical Corp.*          275     3,747
Colgate-Palmolive Co.                    50     4,612
                                                8,359

COMPUTER EQUIPMENT - 2.7%
Digital Equipment, Corp.*               100     3,638

CRUDE PETROLEUM & NATURAL GAS - 3.2%
YPF Sociedad Anonima - ADR (Note 7)     175     4,419

ELECTROMEDICAL APPARATUS - 4.0%
Nellcor Puritan Bennett, Inc.*          250     5,469

ELECTRONICS & ELECTRICAL EQUIPMENT - 12.9%
SEMICONDUCTORS - 8.3%
Intel Corp.                              50     6,547
Texas Instruments, Inc.                  75     4,781
                                               11,328

TELECOMMUNICATION EQUIPMENT - 4.6%
BroadBand Technologies, Inc.*           150     2,212
DSC Communications Corp.*               225     4,022
                                                6,234
                                               17,562

ENGINERRING SERVICES - 3.0%
Jacobs Engineering Group, Inc.*         175     4,134

FABRICATED METAL PRODUCTS - 1.7%
Material Sciences Corp.*                125     2,250

HEALTH SERVICES - 3.9%
MedPartners, Inc.*                      250     5,250



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996




                                              Shares /
                                             Principal     VALUE
Manning & Napier Equity Portfolio (continued)  Amount    (NOTE 2)


PAPER & ALLIED PRODUCTS - 6.8%
Alco Standard Corp.                                  100  $  5,162
Fort Howard Corp.*                                   150     4,153
                                                             9,315

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 4.4%
Eastman Kodak Co.                                     75     6,019

RESTAURANTS - 3.3%
McDonald's Corp.                                     100     4,525

RETAIL - 23.0%
RETAIL - DEPARTMENT STORES - 3.9%
Nordstrom, Inc.                                      150     5,316

RETAIL - SPECIALTY STORES - 15.1%
Fabri-Centers of America - Class B*                  200     3,075
Hancock Fabrics, Inc.                                450     4,669
Home Depot, Inc.                                      75     3,759
Office Depot, Inc.*                                  200     3,550
Tandy Corp.                                          125     5,500
                                                            20,553

RETAIL - WHOLESALE - 4.0%
Coleman Company, Inc.*                               400     5,500
                                                            31,369

TECHNICAL INSTRUMENTS & SUPPLIES - 3.0%
Millipore Corp.                                      100     4,138

UTILITIES-ELECTRIC - 2.0%
Enersis S.A.- ADR (Note 7)                           100     2,775

TOTAL COMMON STOCK
(Identified Cost $105,580)                                 113,672


U.S. TREASURY SECURITIES - 7.7%
U.S Treasury Bond, 7.25%, 8/15/2022           $   10,000    10,578
(Identified Cost $10,611)

SHORT-TERM INVESTMENTS- 3.8%
Dreyfus U.S. Treasury Money Market Reserves
(Identified Cost $5,133 )                          5,133     5,133



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996

                                                  VALUE
Manning & Napier Equity Portfolio (continues)     (NOTE 2)
TOTAL INVESTMENTS - 94.9%
(Identified Cost $121,324)                        $129,383

OTHER ASSETS, LESS LIABILITIES - 5.1%                6,884

NET ASSETS - 100%                                  $136,267


*Non-income producing security






FEDERAL TAX INFORMATION:

At December 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $121,494 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                 $ 9,321

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                  (1,432)

UNREALIZED APPRECIATION - NET                                                       $ 7,889



The accompanying notes are an integral part of the financial statements.

Investment Porfolio - December 31, 1996






                                                               Value
Manning & Napier Small Cap Portfolio                 Shares  (Note 2)

COMMON STOCK - 77.5%

COMPUTER EQUIPMENT- 1.3%
   Varitronix International Ltd. (Note 7)             1,000  $  1,810

FABRICATED METAL PRODUCTS - 8.9%
   Keystone International, Inc.                         300     6,037
   Material Sciences Corp.*                             350     6,300
                                                               12,337

FOOD & BEVERAGES - 2.1%
   Canandaigua Wine Company, Inc. - Class A*            100     2,850

GLASS PRODUCTS - 3.5%
   Libbey, Inc.                                         175     4,878

HEALTH SERVICES - 4.7%
   RehabCare Group, Inc.                                275     5,534
   U. S. Physical Therapy, Inc.*                        100       975
                                                                6,509

HOLDING COMPANIES - 0.9%
   EK Chor China Motorcycle Co. Ltd. - ADR (Note 7)     175     1,291

OPTICAL SUPPLIES - 2.1%
  Sola International, Inc.*                              75     2,850

PRIMARY METAL INDUSTRIES - 6.8%
   American Superconductor Corp.*                       150     1,594
   Gibraltar Steel Corp.*                               300     7,875
                                                                9,469

PRINTING & PUBLISHING - 3.0%
   Playboy Enterprises, Inc. - Class A*                 125     1,266
   Playboy Enterprises, Inc. - Class B*                 150     1,462
   Houghton Mifflin Co.                                  25     1,416
                                                                4,144

RESTAURANTS - 4.3%
   Mortons Restaurant Group, Inc.*                      350     5,906




The accompanying notes are an integral part of the finacial statements.

Investment Portfolio - December 31, 1996

                                                               Value
Manning & Napier Small Cap Portfolio(continued)      Shares  (Note 2)


RETAIL - 26.8%
   RETAIL - HOME FURNISHING STORES - 5.7%
   Pier 1 Imports, Inc.                              450     $  7,931

   RETAIL - SPECIALTY STORES - 11.7%
   Fabri-Centers of America - Class A*               575        9,272
   Fabri-Centers of America - Class B*               250        3,844
   Hancock Fabrics, Inc.                             300        3,112
                                                               16,228
   RETAIL - VARIETY STORES - 5.2%
   Family Dollar Stores, Inc.                        350        7,131

   RETAIL - WHOLESALE - 4.2%
   Coleman Company, Inc.*                            425        5,844
                                                               37,134

SOFTWARE - 7.5%
   Electronic Arts, Inc.*                            100        2,994
   Founder Hong Kong Ltd.* (Note 7)                4,000        1,539
   Symantec Corp.*                                   400        5,800
                                                               10,333

SURGICAL & MEDICAL INSTRUMENTS - 2.0%
   Allied Healthcare Products, Inc.                  375        2,766

TECHNICAL INSTRUMENTS & SUPPLIES - 1.5%
   Millipore Corp.                                    50        2,069

TELECOMMUNICATIONS EQUIPMENT - 2.1%
   BroadBand Technologies, Inc.*                     200        2,950

TOTAL COMMON STOCK
  (Identified Cost $97,532)                                   107,296


The accompanying notes are an integral part of the finacial statements.

Investment Portfolio - December 31, 1996

                                                    Principal
                                                     Amount/   Value
Manning & Napier Small Cap Portfolio(continued)      Shares  (Note 2)


SHORT-TERM INVESTMENTS - 22.4%
Federal Farm Credit Bank Discount Note,  1/17/1997  $ 5,000  $  4,988
Federal National Mortgage Corp. Discount Note,
   1/17/1997                                         20,000    19,953
Dreyfus U.S. Treasury Money Market Reserves           6,018     6,018

TOTAL SHORT-TERM INVESTMENTS
  (Identified Cost $ 30,959)                                   30,959

TOTAL INVESTMENTS - 99.9%
   (Identified Cost $128,491)                                 138,255

OTHER ASSETS, LESS LIABILITIES - 0.1%                             119

NET ASSETS - 100%                                            $138,374


*Non-income producing security






FEDERAL TAX INFORMATION:

At December 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $128,491 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                 $12,325

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                  (2,561)

UNREALIZED APPRECIATION - NET                                                       $ 9,764




The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996







                                                             Shares/
                                                            Principal  VALUE
Manning & Napier Moderate Growth Portfolio                  Amount    (NOTE 2)

COMMON STOCK - 14.1%

AIR TRANSPORTATION- 1.7%
Federal Express Corp.*                                              50  $  2,225

COMMUNICATIONS - 0.9%
Stet Societa' Finanziaria Telefonica S.p.A. - ADR (Note 7)          25     1,109

ELECTROMEDICAL APPARATUS - 2.1%
Nellcor Puritan Bennett, Inc.*                                     125     2,735

ENGINEERING SERVICES - 0.5%
Jacobs Engineering Group, Inc.*                                     25       591

HEALTH SERVICES - 1.2 %
MedPartners, Inc.*                                                  75     1,575

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 1.6%
Eastman Kodak Co.                                                   25     2,006

RESTAURANTS - 0.9%
McDonald's Corp.                                                    25     1,131

RETAIL - SPECIALTY STORES - 4.8%
Fabri-Centers of America - Class A*                                 50       806
Fabri-Centers of America - Class B*                                 50       769
Fingerhut Companies, Inc.                                          125     1,531
Hancock Fabrics, Inc.                                               75       778
Tandy Corp.                                                         50     2,200
                                                                           6,084

TELECOMMUNICATION EQUIPMENT - 0.4%
General Instrument Corp.*                                           25       541

TOTAL COMMON STOCK
(Identified Cost $16,809)                                                 17,997

U.S. TREASURY SECURITIES - 47.2%

U.S. TREASURY BONDS - 19.9%
U.S. Treasury Bond, 6.875%,  8/15/2025
(Identified Cost $25,616 )                                  $   25,000    25,477



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996






                                                            Principal
                                                            Amount /   VALUE
Manning & Napier Moderate Growth Portfolio(continued)       Shares    (NOTE 2)
U.S. TREASURY NOTES - 27.3%
U.S. Treasury Note, 6.500%, 10/15/2006                      $  5,000  $  5,028
U.S. Treasury Note, 6.250%, 10,31,2001                        25,000    25,016
U.S. Treasury Note, 5.875%, 10/31/1998                         5,000     4,994

TOTAL U.S. TREAURY NOTES                                                35,038
(Identified Cost $ 35,286 )


TOTAL U.S. TREASURY SECURITIES
  (Identified Cost $60,902)                                             60,515

U.S.GOVERNMENT AGENCIES - 35.0%
Federal Home Loan Bank Bond, 5.950%, 11/05/99                 15,000    14,922
Federal National Mortgage Association, 5.375%, 6/10/98        15,000    14,897
Tennessee Valley Authority, 5.950%, 9/15/98                   15,000    14,986

TOTAL U.S. GOVERNMENT AGENCIES
   (Identified Cost $44,990)                                            44,805

SHORT-TERM INVESTMENTS - 2.6%
Dreyfus U.S. Treasury Money Market Reserves
   (Identified Cost $3,309)                                    3,309     3,309

TOTAL INVESTMENTS - 98.9%
(Identified Cost $126,010)                                             126,626

OTHER ASSETS, LESS LIABILTIES - 1.1%                                     1,478

NET ASSETS - 100%                                                     $128,104

* Non-income producing security



FEDERAL TAX INFORMATION:

At December 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $126,010 was as follows:

Aggregate gross unrealized appreciation for all investments
in  which there was an excess of value over tax cost                    $1,544

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                       (928)

UNREALIZED APPRECIATION - NET                                             $616



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996



                                                                    VALUE
Manning & Napier Growth Portfolio                           SHARES  (Note 2)

COMMON STOCK - 39.6%

AIR TRANSPORTATION- 3.4%
Federal Express Corp.*                                         100  $  4,450

APPAREL- 2.6%
VF Corp.                                                        50     3,375

COMMUNICATIONS- 3.0%
Stet Societa' Finanziaria Telefonica S.p.A. - ADR (Note 7)      50     2,219
Telefonica de Espana - ADR (Note 7)                             25     1,731
                                                                       3,950

CRUDE PETROLEUM & NATURAL GAS - 1.5%
YPF Sociedad Anonima - ADR (Note 7)                             75     1,894

ELECTROMEDICAL APPARATUS- 2.1%
Nellcor Puritan Bennett, Inc.*                                 125     2,734

ENGINEERING SERVICES - 0.5%
Jacobs Engineering Group, Inc.*                                 25       591

HEALTH SERVICES- 2.8%
MedPartners, Inc.*                                             175     3,675

PAPER & ALLIED PRODUCTS - 1.1%
Fort Howard Corp.*                                              50     1,384

PHOTOGRAPHIC EQUIPMENT & SUPPLIES- 3.1%
Eastman Kodak Co.                                               50     4,013

SEMICONDUCTOR - 2.4%
Texas Instruments, Inc.                                         50     3,188

SOFTWARE - 0.8%
Oracle Corp.*                                                   25     1,044

RESTAURANTS - 3.5%
McDonald's Corp.                                               100     4,525



The accompanying notes are an integral part of the finacial statements.

Investment Portfolio - December 31, 1996





                                               Shares /
                                               Principal    Value
Manning & Napier Growth Portfolio (continued)  Amount     (Note 2)

RETAIL - 8.1%
Fabri-Centers of America - Class A*                50     $    806
Fabri-Centers of America - Class B*                50          769
Fingerhut Companies, Inc.                         125        1,531
Hancock Fabrics, Inc.                              75          778
Home Depot, Inc.                                   50        2,506
Office Depot, Inc.*                                50          888
Tandy Corp.                                        75        3,300
                                                            10,578

TELECOMMUNICATIONS EQUIPMENT - 3.6%
General Instrument Corp.*                          75        1,622
Motorola, Inc.                                     50        3,068
                                                             4,690

UTILITIES-ELECTRIC- 1.1%
Enersis S.A.- ADR (Note 7)                         50        1,388

TOTAL COMMON STOCK
(Identified Cost $48,426)                                   51,479

U.S. TREASURY SECURITIES- 46.7%

U.S. TREASURY BONDS - 27.5%
U.S. Treasury Bond, 6.875%, 8/15/2025
(Identified Cost $35,862)                      $35,000      35,667

U.S. TREASURY NOTES - 19.2%
U.S. Treasury Note, 5.875%, 10/31/1998          10,000       9,988
U.S. Treasury Note, 6.25%, 10/15/2001           15,000      15,009

TOTAL U.S. TREASURY NOTES
(Identified Cost $25,154)                                   24,997

TOTAL U.S. TREASURY SECURITIES
(Identified Cost $61,016)                                   60,664



The accompanying notes are an integral part of the finacial statements.

Investment Portfolio - December 31, 1996




                                                  Principal
                                                  Amount/      Value
Manning & Napier Growth Portfolio (continued)     SHARES    (Note 2)

U.S. GOVERNMENT AGENCY - 11.5%
Federal Home Loan Mortgage Corporation, 5.95%,
11/5/1999 (Identified Cost $15,027)               $ 15,000  $ 14,922

SHORT-TERM INVESTMENTS - 1.1%
Dreyfus U.S. Treasury Money Market Reserves
(Identified Cost $1,401)                             1,401     1,401

TOTAL INVESTMENTS - 98.9%
(Identified Cost $125,870)                                   128,466

OTHER ASSETS, LESS LIABILITIES - 1.1%                          1,408

NET ASSETS - 100%                                           $129,874


*Non-income producing security


FEDERAL TAX INFORMATION:

At December 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $125,870 was as follows:

Aggregate gross unrealized appreciation for all investments
in which ther was an excess of value over tax cost                      $3,903

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                    (1,307)

UNREALIZED APPRECIATION - NET                                           $2,596



The accompanying notes are an integral part of the finacial statements.

Investment Portfolio - December 31, 1996






                                                                     VALUE
Manning & Napier Maximum Horizon Portfolio                  SHARES  (NOTE 2)

COMMON STOCK - 75.1%

AIR TRANSPORTATION- 3.4%
Federal Express Corp.*                                         100  $  4,450

APPAREL - 3.8%
VF Corp.                                                        75     5,063

CHEMICAL & ALLIED PRODUCTS -  6.3%
Alliance Pharmaceutical Corp.*                                  25       341
Procter & Gamble Co.                                            75     8,062
                                                                       8,403

COMMUNICATIONS - 5.1%
Stet Societa' Finanziaria Telefonica S.p.A. - ADR (Note 7)      75     3,328
Telefonica de Espana - ADR (note 7)                             50     3,462
                                                                       6,790

CRUDE PETROLEUM & NATURAL GAS - 2.9%
YPF Sociedad Anonima - ADR (Note 7)                            150     3,788


ELECTROMEDICAL APPARATUS - 4.1%
Nellcor Puritan Bennett, Inc.*                                 250     5,469

ENGINEERING SERVICES - 0.5%
Jacobs Engineering Group, Inc.*                                 25       591

HEALTH SERVICES - 3.6%
MedPartners, Inc.*                                             225     4,725

PAPER & ALLIED PRODUCTS - 5.0%
Alco Standard Corp.                                             75     3,872
Fort Howard Corp.*                                             100     2,769
                                                                       6,641

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 4.6%
Eastman Kodak Co.                                               75     6,019

RESTAURANTS - 4.3%
McDonald's Corp.                                               125     5,656



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996






                                                                     VALUE
Manning & Napier Maximum Horizon Portfolio(continued)       SHARES  (NOTE 2)




RETAIL - 18.7%

RETAIL - DEPARTMENT STORES - 4.0%
Nordstom, Inc.                                               150    $  5,316

RETAIL - SPECIALTY STORES - 10.8%
Fabri-Centers of America - Class A*                           50         806
Fabri-Centers of America - Class B*                           50         769
Fingerhut Companies, Inc.                                    125       1,531
Hancock Fabrics, Inc                                         100       1,037
Home Depot, Inc.                                              75       3,759
Office Depot, Inc*                                            50         888
Tandy Corp.                                                  125       5,500
                                                                      14,290

RETAIL - WHOLESALE - 3.9%
Coleman Company, Inc.*                                       375       5,156
                                                                      24,762

SEMICONDUCTORS - 3.6%
Texas Instruments, Inc.                                       75       4,781

SOFTWARE - 2.4%
Oracle Corp.*                                                 75       3,131

TECHNICAL INSTRUMENTS & SUPPLIES - 1.6%
Millipore Corp.                                               50       2,069

TELECOMMUNICATIONS EQUIPMENT - 3.1%
Genreal Instrument Corp.*                                     50       1,081
Motorola, Inc.                                                50       3,069
                                                                       4,150

UTILITIES-ELECTRIC - 2.1%
Enersis S.A. - ADR (Note 7)                                  100       2,775

TOTAL COMMON STOCK
(Identified Cost $93,743)                                             99,263


The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996






                                                          Principal
                                                            Amount/   VALUE
Manning & Napier Maximum Horizon Portfolio(continued)       SHARES  (NOTE 2)





U.S. TREASURY SECURITIES -  23.1%

U.S. Treasury Note, 6.250%, 10/31/2001                      $ 5,000 $   5,003
U.S. Treasury Bond, 6.875%, 8/15/2025                        25,000    25,476

TOTAL U.S. TREASURY SECURITIES
  (Identified Cost $30,656)                                            30,479

SHORT-TERM INVESTMENTS - 1.2%
Dreyfus U.S. Treasury Money Market Reserves
  (Idenfied Cost $1,608)                                      1,608     1,608

TOTAL INVESTMENTS - 99.4%
 (Idendified Cost $126,007)                                           131,350

OTHER ASSETS, LESS LIABILITIES - 0.6%                                     866

NET ASSETS - 100%                                                    $132,216



*Non-income producing security






FEDERAL TAX INFORMATION:

At December 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $126,007 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                 $ 6,840

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                  (1,497)

UNREALIZED APPRECIATION - NET                                                       $ 5,343



The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities

December 31, 1996






                                       MANNING & NAPIER INSURANCE FUND, INC.
                                      ---------------------------------------
                                                                                                          Moderate
                                                       Bond                      Equity      Small Cap     Growth      Growth
                                                     Portfolio                  Portfolio    Portfolio   Portfolio    Portfolio

ASSETS:

Investments in securities (Note 2):
     At identified cost               $                              118,602   $  121,324   $  128,491   $  126,010  $  125,870
     At value                         $                              117,029   $  129,383   $  138,255   $  126,626  $  128,466
Cash                                                                   6,730           --           --           --          --
Dividends receivable                                                      --          613           67           26          49
Interest receivable                                                    2,223          274           --        1,491       1,311
Receivable for securities sold                                            --        5,940           --           --          --
Receivable from investment advisor                                     6,585        6,500        6,504        6,513       6,510

TOTAL ASSETS                                                         132,567      142,710      144,826      134,656     136,336


LIABILITIES:

Accrued Directors' fees (Note 3)                                       1,917        1,917        1,917        1,917       1,917
Audit fee payable                                                      4,000        4,000        4,000        4,000       4,000
Custodian fee payable                                                     50           50           50           50          50
Other payables and accrued expenses                                      725          476          485          585         495

TOTAL LIABILITIES                                                      6,692        6,443        6,452        6,552       6,462

NET ASSETS                            $                              125,875   $  136,267   $  138,374   $  128,104  $  129,874

NET ASSETS CONSIST OF:

Capital stock                         $                                  127   $      129   $      129   $      127  $      127
Additional paid-in-capital                                           126,540      129,064      129,052      126,540     126,540
Undistributed net investment income                                      781          602          113          821         634
Accumulated net realized gain (loss)
     on investments                                                       --       (1,587)        (684)          --         (23)
Net unrealized appreciation
    (depreciation) on investments                                     (1,573)       8,059        9,764          616       2,596

TOTAL NET ASSETS                      $                              125,875   $  136,267   $  138,374   $  128,104  $  129,874

SHARES OUTSTANDING                                                    12,667       12,907       12,913       12,667      12,667

NET ASSET VALUE PER SHARE             $                                 9.94   $    10.56   $    10.72   $    10.11  $    10.25






                                        Maximum
                                        Horizon
                                       Portfolio

ASSETS:

Investments in securities (Note 2):
     At identified cost               $  126,007
     At value                         $  131,350
Cash                                          --
Dividends receivable                          80
Interest receivable                          703
Receivable for securities sold                --
Receivable from investment advisor         6,505

TOTAL ASSETS                             138,638


LIABILITIES:

Accrued Directors' fees (Note 3)           1,917
Audit fee payable                          4,000
Custodian fee payable                         50
Other payables and accrued expenses          455

TOTAL LIABILITIES                          6,422

NET ASSETS                            $  132,216

NET ASSETS CONSIST OF:

Capital stock                         $      127
Additional paid-in-capital               126,540
Undistributed net investment income          296
Accumulated net realized gain (loss)
     on investments                          (90)
Net unrealized appreciation
    (depreciation) on investments          5,343

TOTAL NET ASSETS                      $  132,216

SHARES OUTSTANDING                        12,667

NET ASSET VALUE PER SHARE             $    10.44




   Tha accompanying notes are an integral part of the financial statements.

Statement of Operations

For the Period November 1, 1996 (commencement of operations) to December 31,1996






                                           MANNING & NAPIER INSURANCE FUND, INC.
                                          ---------------------------------------
                                                                                                              Moderate
                                                           Bond                      Equity      Small Cap     Growth
                                                         Portfolio                  Portfolio    Portfolio    Portfolio

INVESTMENT INCOME:

Interest                                  $                                  950   $      145   $      212   $    1,035
Dividends                                                                     --          711          150           28

Total Investment Income                                                      950          856          362        1,063


EXPENSES:

Management fees (Note 3)                                                      99          212          208          201
Directors' fees (Note 3)                                                   1,917        1,917        1,917        1,917
Custodian fee                                                                112          361          352          253
Audit fee                                                                  4,000        4,000        4,000        4,000
Miscellaneous                                                                725          476          484          585

Total Expenses                                                             6,853        6,966        6,961        6,956

Less Reduction of Expenses (Note 3)                                       (6,684)      (6,712)      (6,712)      (6,714)

Net Expenses                                                                 169          254          249          242

NET INVESTMENT INCOME                                                        781          602          113          821


REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments
  (identified cost basis)                                                     --       (1,587)        (684)          --
Net change in unrealized appreciation
   (depreciation) on investments                                          (1,573)       8,059        9,764          616

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS                                             (1,573)       6,472        9,080          616

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS                                $                                 (792)  $    7,074   $    9,193   $    1,437







                                                         Maximum
                                            Growth       Horizon
                                           Portfolio    Portfolio

INVESTMENT INCOME:

Interest                                  $      775   $      345
Dividends                                        103          200

Total Investment Income                          878          545


EXPENSES:

Management fees (Note 3)                         203          207
Directors' fees (Note 3)                       1,917        1,917
Custodian fee                                    342          382
Audit fee                                      4,000        4,000
Miscellaneous                                    495          455

Total Expenses                                 6,957        6,961

Less Reduction of Expenses (Note 3)           (6,713)      (6,712)

Net Expenses                                     244          249

NET INVESTMENT INCOME                            634          296


REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS:

Net realized gain (loss) on investments
  (identified cost basis)                        (23)         (90)
Net change in unrealized appreciation
   (depreciation) on investments               2,596        5,343

NET REALIZED AND UNREALIZED
   GAIN (LOSS) ON INVESTMENTS                  2,573        5,253

NET INCREASE (DECREASE) IN NET
ASSETS RESULTING FROM
OPERATIONS                                $    3,207   $    5,549





The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets

For  the  Period November 1, 1996 (commencement of operations) to December 31,
1996






                                         MANNING & NAPIER INSURANCE FUND, INC.
                                        ---------------------------------------
                                                                                                            Moderate
                                                         Bond                      Equity      Small Cap     Growth      Growth
                                                       Portfolio                  Portfolio    Portfolio   Portfolio    Portfolio

INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:

Net investment income                   $                                  781   $      602   $      113   $      821  $      634
Net realized loss on investments                                            --       (1,587)        (684)          --         (23)
Net change in unrealized appreciation
  (depreciation) on investments                                         (1,573)       8,059        9,764          616       2,596

Net increase (decrease) in net assets
 from operations                                                          (792)       7,074        9,193        1,437       3,207

CAPITAL STOCK ISSUED AND
 REDEEMED:

Net increase from capital share
   transactions (Note 5)                                               126,667      129,193      129,181      126,667     126,667

Net increase in net assets                                             125,875      136,267      138,374      128,104     129,874


NET ASSETS:

Beginning of period                                                         --           --           --           --          --

End of period                           $                              125,875   $  136,267   $  138,374   $  128,104  $  129,874





                                          Maximum
                                          Horizon
                                         Portfolio

INCREASE (DECREASE) IN NET
ASSETS:

OPERATIONS:

Net investment income                   $      296
Net realized loss on investments               (90)
Net change in unrealized appreciation
  (depreciation) on investments              5,343

Net increase (decrease) in net assets
 from operations                             5,549

CAPITAL STOCK ISSUED AND
 REDEEMED:

Net increase from capital share
   transactions (Note 5)                   126,667

Net increase in net assets                 132,216


NET ASSETS:

Beginning of period                             --

End of period                           $  132,216



   The accompanying notes are an integral part of the financial statements.






                                             MANNING & NAPIER INSURANCE FUND, INC.
                                            ---------------------------------------
                                                                                                                Moderate
                                                             Bond                      Equity      Small Cap     Growth
                                                           Portfolio                  Portfolio    Portfolio    Portfolio

Per share data (for a share outstanding
throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD      $                                10.00   $    10.00   $    10.00   $    10.00

Income from investment operations:
   Net investment income                                                     0.062        0.047        0.009        0.065
   Net realized and unrealized gain (loss)
      on investments                                                        (0.122)       0.513        0.711        0.045

Total from investment operations                                            (0.060)       0.560        0.720        0.110

NET ASSET VALUE - END OF PERIOD             $                                 9.94   $    10.56   $    10.72   $    10.11

Total return: 1                                                             (0.60%)        5.60%        7.20%        1.10%

Ratios of expenses (to average net
   assets) / Supplemental Data*:
    Expenses 2                                                                0.85%        1.20%        1.20%        1.20%
    Net investment income 2                                                   3.92%        2.84%        0.55%        4.08%

Portfolio turnover                                                               0%          29%           9%           0%

Average commision rate paid                                                     --   $   0.0061   $   0.0356   $   0.0700

NET ASSETS - END OF PERIOD                  $                              125,875   $  136,267   $  138,374   $  128,104

*  The investment advisor did not impose its management fee and paid a portion
of  the  Fund's  expenses.    If these expenses had been incurred by the Fund,
expenses  would  habe  been  limited  by  state  securities  law  and the net investment income per share and the ratios would have been as follows:


Net Investment Income                       $                         0.036          $0.025       ($0.012)      $0.044
Ratios (to average net assets):
   Expenses 2                                                        2.50%            2.50%         2.50%       2.50%
   Net investment income 2                                           2.27%            1.54%        (0.75%)      2.78%



1  Total return represents aggregate total return for the period indicated.
2  Annualized.




                                                           Maximum
                                              Growth       Horizon
                                             Portfolio    Portfolio

Per share data (for a share outstanding
throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD      $    10.00   $    10.00

Income from investment operations:
   Net investment income                         0.050        0.023
   Net realized and unrealized gain (loss)
      on investments                             0.200        0.417

Total from investment operations                 0.250        0.440

NET ASSET VALUE - END OF PERIOD             $    10.25   $    10.44

Total return: 1                                   2.50%        4.40%

Ratios of expenses (to average net
   assets) / Supplemental Data*:
    Expenses 2                                    1.20%        1.20%
    Net investment income 2                       3.11%        1.43%

Portfolio turnover                                   3%           4%

Average commision rate paid                 $   0.0696   $   0.0691

NET ASSETS - END OF PERIOD                  $  129,874   $  132,216


*  The investment advisor did not impose its management fee and paid a portion
of  the  Fund's  expenses.    If these expenses had been incurred by the Fund,
expenses  would  have  been  limited  by  state  securities  law  and the net investment income per share and the ratios would have been as follows:


Net Investment Income                       $0.029       $0.002
Ratios (to average net assets):
   Expenses 2                               2.50%          2.50%
   Net investment income 2                  1.81%          0.13%


1 Total return represents aggregate total return for the period indicated. 2 Annualized.




   The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements


1.     ORGANIZATION
Manning & Napier Bond Portfolio (Bond Portfolio), Manning & Napier Equity Portfolio (Equity Portfolio), Manning & Napier Small Cap Portfolio (Small Cap Portfolio), Manning & Napier Moderate Growth Portfolio (Moderate Growth Portfolio), Manning & Napier Growth Portfolio (Growth Portfolio), and Manning & Napier Maximum Horizon Portfolio (Maximum Horizon Portfolio) are no-load diversified series funds (collectively the Funds) of Manning & Napier Insurance Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It was established for the purpose of providing a vehicle for the investment of assets of various separate accounts established exclusively for the purpose of providing an investment vehicle for variable annuity contracts. Currently, shares of the Corporation are offered only to separate accounts funding variable annuity contracts issued by Keyport Life Insurance Company.

The total authorized capital stock of the Corporation consists of 550 million shares of common stock each having a par value of $0.01. As of December 31, 1996, the shares are currently classified into six classes of shares, of which 50 million have been designated for each of the folllowing: Class A - Moderate Growth Portfolio, Class B - Growth Portfolio, Class C - Maximum Horizon Portfolio, Class D - Equtiy Portfolio, Class E - Small Cap Portfolio, and Class F - Bond Portfolio.

2.     SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the last quoted sales price of the exchange on which the security is primarily traded. Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

Short-term investments that mature in sixty (60) days or less are valued at amortized cost which apprixates market value.

Notes to Financail Statements

SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES
Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis.

Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

FEDERAL INCOME TAXES
The Funds policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Funds are not subject to federal income tax to the extent the Funds qualify as Regulated Investment Companies as defined in Subchapter M in the Internal Revenue Code and the Funds distribute to shareholders each year their taxable incomes, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income taxes have been made in the financial statements.

The Funds use the identified cost method for determining realized gains or losses on investments for both financial statement and federal income tax reporting purposes.

At December 31, 1996, the following Funds have capital loss carry forwards, for federal income tax purposes, which will expire on December 31, 2004:

Equity Portfolio          $  1,417
Small Cap Portfolio       $    684
Growth Portfolio          $     23
Maximum Horizon Portfolio $     90

DISTRIBUTION OF INCOME AND GAINS
Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. Additional distributions may be necessary to avoid taxation of the Funds.

The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Funds may periodically make reclassification among their capital accounts without impacting the Funds net asset value.

Notes to Financial Statements

FOREIGN CURRENCY TRANSLATION
The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately stated.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
The Funds may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

At December 31, 1996, the Funds had no open foreign currency exchange contracts.

OTHER

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets ans liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the repoting period. Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES
The Funds have an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate based upon the following percentages of average daily net assets: 0.50% for Bond Portfolio and 1.00% for the Equity Portfolio, Small Cap Portfolio, Moderate Growth Portfolio, Growth Portfolio, and the Maximum Horizon Portfolio. For the period November 1, 1996 (commencement of operations) to December 31, 1996, the fees amounted to: $99 for the Bond Portfolio; $212 for the Equity Portfolio; $208 for the Small Cap Portfolio; $201 for the Moderate Growth Portfolio; $203 for the Growth Portfolio; and $207 for the Maximum Horizon Portfolio.

Notes to Financial Statements

Under the Funds Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Funds with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Funds organization. The Advisor also provides the Funds with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Funds and of all Directors who are "affiliated persons" of the Funds or of the Advisor, and all personnel of the Funds or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Funds in order to maintain total expenses for the Equity Portfolio, Small Cap Portfolio, Moderate Growth Portfolio, Growth Portfolio, and Maximum Horizon Portfolio at no more than 1.20%, and for the Bond Portfolio at no more than 0.85% of average daily net assets each year. Accordingly, the Advisor did not impose any of its fee and paid expenses amounting to $6,585 for the Bond Portfolio, $6,500 for the Equity Portfolio, $6,504 for the Small Cap Portfolio, $6,513 for the Moderate Growth Portfolio, $6,510 for the Growth Portfolio, and $6,505 for the Maximum Horizon Portfolio, for the period November 1, 1996 (commencement of operations) to December 31, 1996.

The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Funds. These services are provided at no additional cost to the Funds.

Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Funds shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Funds.

The compensation of the non-affiliated Directors totaled $1,917 for each Fund for the period November 1, 1996 (commencement of operations) to December 1, 1996.

4.     PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term securities, for the period November 1, 1996 (commencement of operations) to December 1, 1996, were as follows:




                             Purchases                      Sales
Fund                       Other Issuers   Government   Other Issuers   Government

Bond Portfolio                         --  $   118,656              --          --
Equity Portfolio           $      132,041  $    10,613  $       24,874          --
Small Cap Portfolio        $      104,258           --  $        6,042          --
Moderate Growth Portfolio  $       16,809  $   105,906              --          --
Growth Portfolio           $       50,648  $    76,042  $        2,199          --
Maximum Horizon Portfolio  $       97,084  $    30,658  $        3,251          --

 Notes to Financial Statements

5.     CAPITAL STOCK TRANSACTIONS
Transactions in capital shares of Funds were as follows for the period November 1, 1996 (commencement of operations) to December 31, 1996:





                           Fund Shares Sold
Fund                            Shares        Amount

Bond Portfolio                       12,667  $126,667
Equity Portfolio                     12,907  $129,193
Small Cap Portfolio                  12,913  $129,181
Moderate Growth Portfolio            12,667  $126,667
Growth Portfolio                     12,667  $126,667
Maximum Horizon Portfolio            12,667  $126,667


There were no repurchases during the period November 1, 1996 to December 31, 1996.

The Advisor owns 12,667 shares of each of the above funds as of December 31, 1996.

6.     FINANCIAL INSTRUMENTS
The Funds may trade in financial instruments with off-balance sheet risk in the normal course of their investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to varying degrees, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Funds on December 31, 1996.

7.     FOREIGN SECURITIES
Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of foreign companies and foreign governments may be less liquid and their prices more volatile than securities of comparable U.S. companies and the United States government.

Report of Independent Accountants

To the Shareholders and Board of Directors of Manning & Napier Insurance Fund,
Inc.:

We have audited the accompanying statements of assets and liabilities of Manning & Napier Insurance Fund, Inc. (comprising, respectively, Manning & Napier Bond Portfolio, Manning & Napier Equity Portfolio, Manning & Napier Small Cap Portfolio, Manning & Napier Moderate Growth Portfolio, Manning & Napier Growth Portfolio, and Manning & Napier Maximum Horizon Portfolio - the "Funds"), including the schedules of portfolio investments, as of December 31, 1996, and the related statemenst of operations, the statements of changes in net assets, and the financial highlights for the period November 1, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the finacial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Funds constituting Manning & Napier Insurance Fund,
Inc. as of December 31, 1996, the results of the Funds' operations, the changes in the Funds' net assets, and the financial highlights for the period November 1, 1996 (commencement of operations) to December 31, 1996 in conformity with generally accepted accounting principles.

Coopers & Lybrand L.L.P.

Boston, Massachusetts
January 23, 1997

                                    PART C

                              OTHER INFORMATION
                                    PART C

                              OTHER INFORMATION


ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (A)  FINANCIAL STATEMENTS: (INCLUDED IN PART A)

   Audited Financial Highlights for the Moderate Growth Portfolio, Growth Portfolio, Maximum Horizon Portfolio, Small Cap Portfolio, Equity Portfolio and the Bond Portfolio for the fiscal period ended December 31, 1996.

          FINANCIAL STATEMENTS: (INCLUDED IN PART B)

   The following audited Financial Statements for the Moderate Growth Portfolio, Growth Portfolio, Maximum Horizon Portfolio, Small Cap Portfolio, Equity Portfolio and the Bond Portfolio for the fiscal period ended December 31, 1996, including the following:

               Statements of Assets and Liabilities
               Statements of Operations
               Statements of Changes in Net Assets
               Financial Highlights
               Portfolio of Investments
               Notes to Financial Statements
               Report of Independent Accountants

     (B)   EXHIBITS

  (1)         (a)     Articles of Incorporation. (Incorporated by reference to
 Registrants Registration Statement on Form N-1A Filed on December 1, 1995.)

(b)       Articles Supplementary.   (Incorporated by reference to Registrants
    Registration Statement on Form N-1A Filed on June 27, 1996.)


  (2) By-Laws. (Incorporated by reference to Registrants Registration Statement on Form N-1A Filed on December 1, 1995.)

 (3)     Not Applicable.

 (4)     Not Applicable.

  (5)     Form of Investment Advisory Agreement.   (Incorporated by reference
  to  Registrants  Registration  Statement  on  Form  N-1A  Filed  on June 27,
 1996.)


  (6)        Form of Distribution Agreement.    (Incorporated by reference to
 Registrants Registration Statement on Form N-1A Filed on June 27, 1996.)

 (7)     Not Applicable.

  (8)          Form  of Custodian Agreement.    (Incorporated by reference to
  Registrants  Registration  Statement  on Form N-1A Filed on June 27, 1996.)


  (9)(a)          Form  of Transfer Agent Agreement between the Registrant and
  Manning & Napier Advisors, Inc.   (Incorporated by reference to Registrants
 Registration Statement on Form N-1A Filed on June 27, 1996.)

    (b)     Fund Participation Agreement between Manning & Napier Insurance
  Fund, Inc., Manning & Napier Investor Services, Inc., Manning     & Napier
  Advisors, Inc. And Keyport Life Insurance Company.  Filed Herewith.


(10)          Opinion and Consent of Blazzard, Grodd & Hasenauer, P.C.  Filed
     Herewith.

(11)          Opinion  and  Consent  of  Independent  Accountants.     Filed
     Herewith.

(12)     Not Applicable.

(13)          Purchase Agreement.   (Incorporated by reference to Registrants
     Registration Statement on Form N-1A Filed on June 27, 1996.)

(14)     Not Applicable.

(15)     Not Applicable.

(16)            Schedule of Computation of each performance quotation.  Filed
     Herewith.

(27)     Financial Data Schedules.    Filed Herewith.


ITEM 25.   PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

None


ITEM 26.   NUMBER OF HOLDERS OF SECURITIES

   As of April 9, 1997:





(1)                                               (2)
---------------                                   ---
Title of Class   Number of record holders
---------------  ------------------------

Class A                                        1
---------------                            -----
Class B                                        1
---------------                            -----
Class C                                        1
---------------                            -----
Class D                                        1
---------------                            -----
Class E                                        1
---------------                            -----
Class F                                    1
---------------                            -----




ITEM 27.   INDEMNIFICATION

Reference is made to subparagraph (b) of paragraph (7) of Article SEVENTH of Registrant's Articles of Incorporation, which reflects the positions taken in Investment Company Act Release No. 11330. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a trustee, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28.   BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER AND
           SUB_ADVISERS

Manning & Napier Advisors, Inc. is the investment advisor of the Registrant. For information as to the business, profession, vocation or employment of a substantial nature of Manning & Napier Advisors, Inc., its directors and officers, reference is made to Part B of this Registration Statement and to Form ADV (File No. 801-10733) as filed under the Investment Advisers Act of 1940 by Manning & Napier Advisors, Inc.

ITEM 29.   PRINCIPAL UNDERWRITER

(a)     Not Applicable
(b) Manning & Napier Investor Services, Inc. is the Distributor of the Registrant's shares.







Name & Principal                    Positions & Offices      Positions & Offices
Business Address                      with Distributor         with Registrant
-------------------------------  --------------------------  -------------------

B. Reuben Auspitz                President & Director        Director
1100 Chase Square
Rochester, NY 14604

Julie Raschella                  Director                    N/A
1100 Chase Square
Rochester, NY 14604

Beth Hendershot    Galusha       Treasurer                   N/A
-------------------------------
1100 Chase Square
Rochester, NY 14604

   Amy Williams

   Corporate Secretary                  N/A
1100 Chase Square
Rochester, NY 14604[/R]

George Nobiliski                 Director                    N/A
1100 Chase Square
Rochester, NY 14604




ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS

The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder are in the possession of Registrant except for the records required by Rule 31a-1(b)(2)(a) and (b), which are in the possession of the Custodian.

ITEM 31.   MANAGEMENT SERVICES

Other than as set forth in Parts A and B of this Registration Statement, the Registrant is not a party to any management_related service contract.

ITEM 32.   UNDERTAKINGS

None

                                  SIGNATURES

          Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this
Post-Effective  Amendment  No.     2     to the Registration Statement to be
signed  on  its  behalf  by the undersigned, thereunto duly authorized, in the
City of Rochester and State of New York on the    28th day of April, 1997.


          Manning & Napier Insurance Fund, Inc.
          (Registrant)


By:/s/B. Reuben Auspitz
                B. Reuben Auspitz
                President


          Pursuant  to  the  requirements  of the Securities Act of 1933, this
Post_Effective Amendment No.    2     to the Registration Statement has been
signed below by the following persons in the capacities and on the date indicated.







Signature                                Title                  Date
-----------------------  -------------------------------------  ----



/s/B. Reuben Auspitz     Principal Executive                     4/28/97
-----------------------  Officer and Director
   B. Reuben Auspitz

/s/Martin F. Birmingham  Director                                4/28/97
-----------------------
   Martin F. Birmingham

/s/Harris H. Rusitzky    Director                                4/28/97
-----------------------
   Harris H. Rusitzky

/s/Peter L. Faber        Director                                4/28/97
-----------------------
   Peter L. Faber

/s/Stephen B. Ashley     Director                                4/28/97
-----------------------
   Stephen B. Ashley

/s/Timothy P. Mullaney   Chief Financial &                        4/28/97
-----------------------  Accounting Officer,
   Timothy P. Mullaney   Treasurer



                                   EXHIBITS

                                      TO

                                  FORM N_1A

                                     FOR

                    MANNING & NAPIER INSURANCE FUND, INC.

                              INDEX TO EXHIBITS



EX-99.B(9)           Fund Participation Agreement

EX-99.B(10)          Opinion and Consent of Blazzard, Grodd & Hasenauer, P.C.

EX-99.B(11)          Opinion and Consent of Independent Accountants

EX-99.B(16)          Schedule of Computation of each performance quotation

EX-99.B(27)          Financial Data Schedules